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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OWENS-ILLINOIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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OWENS-ILLINOIS, INC.

NOTICE AND PROXY STATEMENT

For

The Annual Meeting of Share Owners

To Be Held

Thursday, April 23, 2009

YOUR VOTE IS IMPORTANT

        Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope.

OWENS-ILLINOIS, INC.
One Michael Owens Way
Perrysburg, Ohio 43551

NOTICE OF ANNUAL MEETING OF SHARE OWNERS

Dear Owens-Illinois Share Owner:

        You are cordially invited to attend the Annual Meeting of Owens-Illinois' share owners to be held on Thursday, April 23, 2009, at 9:00 a.m. in Conference Room A, Plaza 2, at the O-I World Headquarters, Perrysburg, Ohio for the purpose of considering and voting upon the following matters:

  1.
  The election of four directors, each to serve for a term of three years;

  2.
  The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009;

  3.
  The approval of the Second Restated Certificate of Incorporation increasing the maximum authorized number of directors from eleven to twelve;

  4.
  The approval of the amendment and restatement of the Company's 2005 Incentive Award Plan which, among other things, increases the number of shares available under such plan by 9,000,000, extends the term of the plan until March 2019 and continues to allow grants under the plan to qualify as performance based for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC") and

  5.
  Such other business as may properly be presented for action at the meeting or any postponement or adjournment thereof.

        Enclosed is a Proxy Statement, which provides information concerning the Company and the Board of Directors' nominees for election as directors and information concerning the selection of Ernst & Young LLP as the Company's independent registered public accounting firm and information concerning proposed amendments to the Company's Restated Certificate of Incorporation and the Company's 2005 Incentive Award Plan. The Company intends to commence distribution of this notice and the accompanying proxy statement and proxy card on or about March 25, 2009.

        The Board of Directors fixed the close of business on February 24, 2009, as the record date for the determination of share owners owning the Company's Common Stock, par value $.01 per share, entitled to notice of, and to vote at, the Annual Meeting.

        Enclosed is a proxy card, which provides you with a convenient means of voting on the matters to be considered at the meeting, whether or not you attend the meeting in person. All you need do is mark the proxy card to indicate your vote, sign and date the card, then return it in the enclosed envelope as soon as conveniently possible. If the shares are held in more than one name, all holders of record should sign the proxy card. If you desire to vote for all of the Board of Directors' nominees for election to the Board of Directors, in favor of the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009; in favor of the proposed amendment to the Company's Restated Certificate of Incorporation; and in favor of the amendment and restatement of the Company's 2005 Incentive Award Plan, you need not mark your votes on the proxy card but need only sign and date it and return it in the enclosed envelope. As an alternative to returning the proxy card, you may choose to make use of the Internet or telephone voting options described in the enclosed Proxy Statement and on the proxy card.

        Management sincerely appreciates your support. We hope to see you at the Annual Meeting.

By order of the Board of Directors,
ALBERT P. L. STROUCKEN Chairman of the Board
JAMES W. BAEHREN Secretary

March     , 2009
Perrysburg, Ohio

i

OWENS-ILLINOIS, INC.
One Michael Owens Way
Perrysburg, Ohio 43551

 PROXY STATEMENT FOR THE ANNUAL MEETING OF SHARE OWNERS
To Be Held April 23, 2009

        The Annual Meeting of the share owners of Owens-Illinois, Inc. (herein called the "Company") will be held on Thursday, April 23, 2009, at 9:00 a.m. in Conference Room A, Plaza 2, at the O-I World Headquarters, Perrysburg, Ohio. At the Annual Meeting, share owners will vote to elect four directors, each to serve a term of three years, consider the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009, consider the approval of the Second Restated Certificate of Incorporation increasing the maximum authorized number of directors from eleven to twelve, and consider the approval of the amendment and restatement of the Company's 2005 Incentive Award Plan which, among other things, increases the number of shares available under such plan by 9,000,000, extends the term of the plan until March 2019 and continues to allow grants under the plan to qualify as performance based for purposes of IRC Section 162(m).

        This Proxy Statement has been prepared in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies for the Annual Meeting and provides information concerning the persons nominated by the Board of Directors for election as directors, and other information relevant to the Annual Meeting. The Company intends to commence distribution of this Proxy Statement and the accompanying proxy card on or about March 25, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHARE OWNERS TO BE HELD ON APRIL 23, 2009

        The Proxy Statement and the Company's 2008 Annual Report are available on the Company's website at www.o-i.com.

Who May Vote

        You will be entitled to vote at the Annual Meeting if you are a share owner of record as of the close of business on February 24, 2009 (the "record date"). At the close of business on the record date, 167,447,802 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the holder of record to one vote on all matters to be voted upon at the Annual Meeting. Shares of Common Stock held by the trustee under the Company's 401(k) plans must be voted by the trustee in accordance with written instructions from participants in such plan or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares for which instructions were received from participants. No other securities are entitled to be voted at the Annual Meeting.

 How to Vote

        Shares can be voted at the Annual Meeting only if the share owner is present in person or represented by proxy. If shares are owned of record in the share owner's name, the share owner may cast a vote in one of four ways:

Vote by Internet

        A share owner can choose to vote shares at any time over the Internet site listed on the accompanying proxy card. The Internet site will give share owners the opportunity to provide voting instructions with respect to their shares and confirm that the instructions have been accurately recorded. If a vote is cast over the Internet site, the share owner does not need to return the proxy card.

Vote by Telephone

        A share owner can also vote by telephone at any time by calling the toll-free number (for residents of the U.S. and Canada) listed on the proxy card. To vote, the share owner must enter the control number listed on the proxy card and follow the recorded instructions. If a vote is cast by telephone, the share owner does not need to return the proxy card.

Vote by Mail

        If the share owner chooses to vote by mail, the share owner is required to complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope.

Vote in Person

        A share owner can choose to vote in person at the Annual Meeting by ballot.

        The telephonic and internet voting procedures are designed to authenticate votes cast by use of a personal identification number. The procedures, which the Company believes comply with Delaware law, allow share owners to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.

        Share owners who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone or the Internet as well as by mail. The share owner should follow the instructions received from the nominee to vote these shares.

        The proxy card lists each person nominated by the Board for election as a director. Proxies duly executed and received in time for the meeting will be voted in accordance with share owners' instructions. If no instructions are given, proxies will be voted (a) to elect four directors of the Company for a term of three years to expire at the Annual Meeting in 2012, (b) for ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009, (c) for approval of the Second Restated Certificate of Incorporation increasing the maximum authorized number of directors from eleven to twelve, (d) for approval of the amendment and restatement of the Company's 2005 Incentive Award Plan which, among other things, increases the number of shares available under such plan by 9,000,000, extends the term of the plan until March 2019 and continues to allow grants under the plan to qualify as performance based for purposes of IRC Section 162(m), and (e) in the discretion of the proxy holders as to any other business which may properly come before the meeting.

 Revocability of Proxies

        Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing or at the 2009 Annual Meeting.

Vote Required to Approve Matters

        A quorum is the presence at the meeting of a number of shares, which are either present or represented by proxy, constituting a majority of the outstanding shares entitled to vote at the meeting. There must be a quorum for the transaction of business at the meeting. If you submit a properly executed proxy card or a telephonic or internet proxy, or you are present at the meeting in person, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

        Directors are elected by a plurality of the shares cast at the meeting. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome. Under the Company's Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" such election shall tender his or her resignation for consideration by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee shall recommend to the Board the actions to be taken with respect to such offer of resignation.

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon is required to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009. Abstentions will have the same effect as votes "against" this proposal and "broker non-votes" will not be counted in determining whether this proposal has been approved.

        The affirmative vote of holders of not less than 80% of the outstanding capital stock of the Company is required in order to repeal or amend the provisions of Article X, Article XI or Article XII of the Company's Restated Certificate of Incorporation. Since the proposed amendment to the Restated Certificate of Incorporation is to Section A of Article X, the affirmative vote of holders of 80% of the outstanding capital stock of the Company will be required to approve the Company's Second Restated Certificate of Incorporation. Abstentions and broker non-votes will therefore have the effect of a vote against the proposed amendment.

        Under New York Stock Exchange ("NYSE") rules, approval of the amendment and restatement of the 2005 Incentive Award Plan requires the affirmative vote of the holders of a majority of the shares cast on such proposal, in person or by proxy, provided the total votes cast on the proposal represents more than 50% of the outstanding shares entitled to vote on the proposal, which is referred to as the "Outstanding Shares". Votes "For" and "Against" and abstentions are counted as votes cast, while broker non-votes do not count as votes cast but count as Outstanding Shares. Thus, the total sum of votes "For" plus votes "Against" plus abstentions, which is referred to as the "NYSE Votes Cast", must be greater than 50% of the total Outstanding Shares. Further, the number of votes "For" the proposal must be greater than 50% of the NYSE Votes Cast. Thus, abstentions have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Thus, broker non-votes could impair our ability to satisfy the requirement that the NYSE Votes Cast represent over 50% of the Outstanding Shares.

Other Matters

        Management of the Company does not know of any matter that will be presented for action at the 2009 Annual Meeting other than as described in this Proxy Statement. However, if any other matter should be properly brought to a vote at the meeting, or any adjournment or postponement thereof, all shares covered by proxies solicited hereby will be voted with respect to such matter in accordance with the proxy holders' discretion.

PROPOSAL 1:
ELECTION OF DIRECTORS

General

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes as nearly equal in size as practicable. Each class holds office until the third Annual Meeting for selection of directors following the election of such class. The Board currently consists of eleven members, three of whom are Class I directors whose terms expire at the 2010 Annual Meeting, four of whom are Class II directors whose terms expire at the 2011 Annual Meeting, and four of whom are Class III directors whose terms expire at this year's Annual Meeting. With the exception of David H. Y. Ho, who was appointed to fill a vacancy on the Board in August 2008, all of the directors listed herein, including the other nominees, have served as directors since the last Annual Meeting.

Information on Nominees and Continuing Directors

        The Board, on the recommendation of the Nominating/Corporate Governance Committee, has nominated four persons for election as Class III directors to serve for a three-year term expiring at the Annual Meeting of share owners to be held in 2012 and until their successors have been elected and qualified. The four nominees of the Board are Gary F. Colter, David H. Y. Ho, Corbin A. McNeill, Jr. and Helge H. Wehmeier, each of whom is currently serving as a director of the Company. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If for any reason any nominee should be unavailable to serve, proxies solicited hereby may be voted for a substitute as well as for the other Board nominees. The Board, however, expects all of its nominees to be available.

        The following table provides information on the persons nominated for election to the Board and the continuing directors:

Name, Principal Occupation and Other Directorships	Age	Term Expires at Annual Meeting in	Year Service Commenced
NOMINEES:
Gary F. Colter	63	2009	2002

President of CRS Inc., a corporate restructuring and strategy management consulting company, since 2002, and, prior thereto, Vice Chairman of KPMG Canada (2000-2002), Global Managing Partner, Financial Advisory Services, of KPMG International (1998-2000) and Vice Chairman of KPMG Canada (1989-1998). Mr. Colter is a director of CIBC and Core-Mark Holding Company,  Inc.

David H. Y. Ho	49	2009	2008

Retired Chairman of the Greater China Region for Nokia Siemens Network, a joint venture between Finland-based Nokia Corporation, a multinational telecommunications company, and Germany-based Siemens AG (2007-2008), and prior thereto, President of Nokia China Investment Limited, the Chinese operating subsidiary of Nokia Corporation (2004-2007) and President of Nokia China Investment Limited, the Chinese operating subsidiary of Finland-based Nokia Corporation (2004-2007), and prior thereto, Senior Vice President, Networks—Greater China, Nokia China Investment Limited (2002-2004). Mr. Ho is a director of 3COM Corporation, Pentair Inc. and Sinosteel Corp.

Corbin A. McNeill, Jr.	69	2009	2005

Retired Chairman and Co-Chief Executive Officer (2000-2002) of Exelon Corporation, a natural gas and electric utility company (formed in the October 2000 merger of Peco Energy Company and Unicom Corporation), and, prior thereto Chairman, President and Chief Executive Officer (1997-1999), Director, President and Chief Executive Officer (1990-1995) and Executive Vice President—Nuclear (1988-1990) of Peco Energy Company. Mr. McNeill is a director of Ontario Power Generation, Associated Electric & Gas Insurance Services Ltd., Silver Spring Network, and is Non-Executive Chairman of the Board of Directors of Portland General Electric. Mr. McNeill serves as the Company's lead director.

Helge H. Wehmeier	66	2009	2005

Retired Vice-Chairman of Bayer Corporation (2002-2004), and, prior thereto, President and Chief Executive Officer of Bayer Corporation (1991-2002). Mr. Wehmeier is a director of PNC Financial Services Group, Inc. and Terex Corporation.

Name, Principal Occupation and Other Directorships	Age	Term Expires at Annual Meeting in	Year Service Commenced
CONTINUING DIRECTORS:
Peter S. Hellman	59	2011	2007

Retired President and Chief Financial and Administrative Officer of Nordson Corporation (2004-2008) and director (2001-2008), and prior thereto, Executive Vice President and Chief Financial and Administrative Officer of Nordson Corporation (2000-2004), and prior thereto, TRW Inc. (1989-1999) in various positions, the most recent of which were President and Chief Operating Officer. Mr. Hellman is a director of Baxter International, Inc. and Qwest Communications International Inc.

Anastasia D. Kelly	59	2011	2002

Vice Chairman-Legal, Human Resources, Corporate Communication and Corporate Affairs of American International Group, Inc. since 2006, and, prior thereto, Executive Vice President and General Counsel of MCI (2003-2006), Senior Vice President and General Counsel of Sears, Roebuck and Co. (1999-2003) and Senior Vice President (1996-1999) and General Counsel and Secretary (1995-1999) of Fannie Mae, a financial services company.

John J. McMackin, Jr.	57	2011	1994
Principal of the law firm of Williams & Jensen for more than five years.
Hugh H. Roberts	57	2011	2007

Retired President, Kraft Foods International Commercial (2004-2007), where he previously also served as President, Kraft Foods International Asia Pacific Region (2001-2003), and, prior thereto, President, KFI Central & Eastern Europe Middle East & Africa Region (1996-2001).

Albert P. L. Stroucken	61	2010	2005

President, Chairman of the Board and Chief Executive Officer of the Company since December 2006, and, prior thereto, Chairman of the Board of H.B. Fuller Company (1999-2006) and President and Chief Executive Officer of H.B. Fuller (1998-2006), and prior thereto, General Manager, Inorganics Division of Bayer AG (1997-1998), Executive Vice President and President of Industrial Chemicals Division, Bayer Corporation (1992-1997). Mr. Stroucken is a director of Baxter International,  Inc.

Name, Principal Occupation and Other Directorships	Age	Term Expires at Annual Meeting in	Year Service Commenced
Dennis K. Williams	63	2010	2005

Retired Chairman of the Board of IDEX Corporation (2000-2006), where he previously also served as President and Chief Executive Officer (2000-2005), and, prior thereto, President and Chief Executive Officer of GE Power Systems Industrial Products (1998-2000). Mr. Williams is a director of AMETEK, Inc. and Actuant Corporation.

Thomas L. Young	65	2010	1998

President, Titus Holdings Ltd., a private investment company, and, prior thereto, Executive Vice President and Chief Financial Officer of the Company, positions he held since 2004 and 2003, respectively, Co-Chief Executive Officer (2004) and Executive Vice President, Administration and General Counsel (1998-2004). Mr. Young is a director of Franklin Electric Co., Inc. and Robeco General Partners Private Equity Fund III.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOUR NOMINEES IDENTIFIED ABOVE.

 Information Concerning the Board

        The Board has the ultimate authority for the management of the Company's business. The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. Certain important functions of the Board are performed by committees comprised of members of the Board, as provided below.

Independence

        A majority of the members of the Board are "independent" in accordance with the New York Stock Exchange listing standards. The Board has affirmatively determined that each of the following directors is an independent director of the Company under the listing standards of the New York Stock Exchange: Gary F. Colter, Peter S. Hellman, David H. Y. Ho, Anastasia D. Kelly, Corbin A. McNeill, Jr., Hugh H. Roberts, Helge H. Wehmeier and Dennis K. Williams. In making this determination, the Board has determined that none of these directors has any relationships with the Company other than their roles as directors.

Attendance at Meetings by Directors

        In 2008, the Board met eight times. In connection with the meetings of the Board, the non-management directors met six times in executive session in 2008 and the independent directors met once.

        Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of committees of the Board of which such Director was a member. Attendance at Board and committee meetings during 2008 averaged 98.2% for directors as a group.

        The Company does not have a policy with regard to board members' attendance at Annual Meetings, although members of the Board are encouraged to attend. All members of the board attended the 2008 Annual Meeting.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines. A copy of the Guidelines is available on the Investor Relations section of the Company's website (www.o-i.com). A copy of the Guidelines is also available in print to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999. The address of the Company's website provided above or elsewhere in the Proxy Statement is not intended to function as a hyperlink, and the contents of the Company's website are not a part of this Proxy Statement or incorporated by reference.

Non-Management Directors

        The non-management directors meet at most regularly scheduled Board meetings in executive session without management and hold such additional executive sessions as they determine necessary or appropriate. The non-management directors met six times in executive session in 2008. In addition, the independent directors met once in executive session in 2008. The lead director or his designee presides at these executive sessions.

Lead Director

        The Chair of the Nominating/Corporate Governance Committee serves as the lead director. Mr. McNeill was appointed lead director effective December 8, 2006. The lead director acts as a key liaison with the chief executive officer, assists the chairman of the Board in setting the Board agenda, chairs executive sessions of the Board, and communicates board member feedback to the chief executive officer.

Stock Ownership

        In 2005 the Board established stock ownership guidelines for its members. Each member of the Board is required to own shares of the Company's Common Stock having a value equal to five times the director's annual cash retainer. The directors have four years from the effective date of the policy or the date of joining the Board, if later, to attain the required stock ownership guideline. Until the stock ownership guidelines are met, directors are required to retain 100% of the "net profit shares" acquired from grants of restricted stock or exercises of stock options. Net profit shares are those shares remaining after payment of tax obligations.

Communicating with the Board

        Share owners and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), the lead director, any Board committee or any chair of any such committee by mail. To communicate with the Board, the lead director, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o General Counsel/Corporate Secretary" at Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999. All communications so received will be opened by the office of the Company's general counsel for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the general counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Process for Selecting Nominees for the Board

        The Nominating/Corporate Governance Committee of the Board is responsible for identifying individuals qualified to become members of the Board and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board or by the share owners at an annual or special meeting of share owners. In identifying candidates for membership on the Board, the Committee will take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. The Committee will conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates and shall consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

        The Board currently consists of 11 members. Under the Company's Restated Certificate of Incorporation, the maximum size of the Board is 11 members. The Board is proposing to amend and restate the Restated Certificate of Incorporation to increase the maximum authorized number of directors that may serve on our Board of Directors from eleven (11) to twelve (12). That provision cannot be repealed or amended unless approved by the affirmative vote of holders of not less than 80% of all outstanding shares of Common Stock.

        The Nominating/Corporate Governance Committee will consider potential candidates for director that have been recommended by the Company's directors, the chief executive officer, other members of senior management, and share owners. The procedures for the nomination of director candidates by share owners are described below under the heading "2010 Annual Meeting of Share Owners." Outside consultants may also be employed to help in identifying potential candidates.

        Members of the Nominating/Corporate Governance Committee discuss and evaluate possible candidates in detail, and determine which individuals to explore in more depth. Once a candidate is identified whom the Nominating/Corporate Governance Committee wants to seriously consider and move toward nomination, one or more members of the Nominating/Corporate Governance Committee will enter into discussions with the candidate. The performance of incumbent members of the Board is evaluated annually by the Nominating/Corporate Governance Committee. Incumbent directors whose performance is satisfactory generally will be renominated by the Board at the end of their term. In that case, the Nominating/Corporate Governance Committee does not consider a vacancy to exist.

Qualifications of Director Nominees

        Candidates for the Board should show evidence of leadership in their particular field, have broad business experience and the ability to exercise sound business judgment. In addition, candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the share owners. Candidates should also be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Further information can be found below under the heading "Nominating/Corporate Governance Committee."

Committees of the Board of Directors

        Subject to applicable provisions of the Company's By-Laws, the Board appoints the members of each committee. The Board may, at any time, change the authority or responsibility delegated to any committee. There are four standing committees of the Board: the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee and the Risk Management Committee.

Committee Membership

        The members of the Board serving on committees of the Board and the number of meetings held in 2008 by the committees are identified below.

Name	Audit	Compensation	Nominating/ Corporate Governance	Risk Management
Independent Directors:
Gary F. Colter	Chair		X
Peter S. Hellman	X	X
David H. Y. Ho				X
Anastasia D. Kelly		Chair
Corbin A. McNeill, Jr.		X	Chair
Hugh H. Roberts		X
Helge H. Wehmeier			X	X
Dennis K. Williams	X	X
Non-Independent Directors:
John J. McMackin, Jr.				X
Thomas L. Young				Chair
Employee Director:
Albert P. L. Stroucken				X
Number of Meetings in 2008	9	6	6	3

Audit Committee

        The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. It represents and assists the Board with the oversight of: (a) the integrity of the Company's financial statements and internal controls; (b) the Company's compliance with legal and regulatory requirements; (c) the independent registered public accounting firm's qualifications and independence; and (d) the performance of the Company's internal audit function and of the independent registered public accounting firm. The Audit Committee operates under a written charter adopted by the Board (the "Audit Committee Charter"), which sets forth the specific responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999.

        All members of the Audit Committee meet the audit committee independence requirements of the New York Stock Exchange and also satisfy the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Colter, the chair of the Committee, and Mr. Hellman are each qualified as an "audit committee financial expert" within the meaning of Securities and Exchange Commission ("SEC") regulations and that all of the Committee members meet the financial literacy requirements of the New York Stock Exchange. No member of the Audit Committee serves on the audit committee of more than three public companies.

Compensation Committee

        The Compensation Committee assists the Board with respect to compensation of the Company's executive officers and directors. In carrying out such responsibilities, the Compensation Committee administers the Amended and Restated Stock Option Plan, the Amended and Restated 1997 Equity Participation Plan, the 2005 Incentive Award Plan, the Company's annual bonus plans and certain other benefit plans of the Company and makes recommendations to the Board with respect to the compensation to be paid and benefits to be provided to directors, officers and employees of the Company.

        The Compensation Committee operates under a written charter adopted by the Board (the "Compensation Committee Charter"), which sets out the specific responsibilities of the Compensation Committee. A copy of the Compensation Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999.

        Each member of the Compensation Committee is an "independent director" under the New York Stock Exchange listing standards.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee assists the Board (a) in identifying individuals qualified to become directors, consistent with criteria approved by the Board, and recommending that the Board select the candidates for all directorships to be filled by share owners or the Board; (b) by developing and recommending to the Board a set of corporate governance principles applicable to the Company; (c) by overseeing the evaluation of the Board; and (d) by taking a leadership role in shaping the corporate governance of the Company.

        The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board (the "Nominating/Corporate Governance Committee Charter"), which sets out the specific responsibilities of the Committee. A copy of the Nominating/Corporate Governance Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999.

        Each member of the Nominating/Corporate Governance Committee is an "independent director" under the New York Stock Exchange listing standards.

        The Nominating/Corporate Governance Committee will accept recommendations from share owners for nominees for the Board. The procedures for submitting share owner recommendations are described below under the heading "2010 Annual Meeting of Share Owners."

Risk Management Committee

        The Risk Management Committee assists the Board in fulfilling its responsibility to share owners, potential share owners and the investment community by (a) assessing, and providing oversight to management relating to the identification and evaluation of, major strategic, operational, regulatory, information and external risks inherent in the business of the Company (the "Risks") and the control processes with respect to the Risks; (b) overseeing the risk management, compliance and control activities of the Company; (c) overseeing the integrity of the Company's systems of operational controls regarding legal and regulatory compliance; and (d) overseeing compliance with legal and regulatory requirements, including, without limitation, with respect to the conduct of the Company's business. The Risk Management Committee does not have responsibility for matters subject to the jurisdiction of another committee of the Board pursuant to that committee's charter. Under the terms of its charter, the Risk Management Committee (i) reviews and evaluates management's identification of all major Risks to the business and their relative weight; (ii) assesses the adequacy of management's risk assessment, its plans for risk control or mitigation, and disclosure; (iii) reviews the Company's disclosure of Risks in all filings with the SEC (including the Annual Report on Form 10-K); and (iv) together with the Audit Committee, reviews, assesses and discusses with the general counsel, the chief financial officer and the independent registered public accounting firm (A) any significant risks or exposures; (B) the steps management has taken to minimize such risks or exposures; and (C) the Company's underlying policies with respect to risk assessment and risk management.

Code of Business Conduct and Ethics

        The Company has a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct and Ethics is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999. The Company intends to post amendments to, or waivers from, its Code of Business Conduct and Ethics (to the extent applicable to the Company's directors, executive officers, principal financial officer or principal accounting officer) at this location on its website.

DIRECTOR COMPENSATION AND OTHER INFORMATION

Director Compensation

        Each non-management director of the Company receives an annual retainer of $60,000, payable quarterly. Each non-management director also receives $2,000 for each Board meeting in which such director participates. The Chair of the Audit Committee receives an additional annual retainer of $20,000, the Chair of the Compensation Committee receives an additional retainer of $15,000, and each non-management director who serves as a chair of any other Committee receives an additional annual retainer of $10,000. The lead director receives an annual retainer of $20,000 in addition to the annual retainer for service as chair of a Committee. Each non-management director who serves as a member of a committee of the Board (including as chair) receives $2,000 for each committee meeting in which such director participates. In addition, each non-management director will receive each year on the date immediately following the date of annual meeting of share owners, a grant of restricted stock units ("RSUs") under the 2004 Equity Incentive Plan for Directors of Owens- Illinois, Inc. with respect to a number of shares of Common Stock having a fair market value on the date of grant equal to $85,000, rounded up or down to nearest whole share of Common Stock. RSUs will be 100% vested on the first anniversary of date of grant ("Normal Vesting Date"), or earlier upon a director's termination of membership by reason of director's death, disability or retirement. In addition, upon a Director's termination of membership for any reason other than death, disability, retirement or for cause, RSUs will vest pro rata on a daily basis based on number of days of service in 12 month period from date of grant to normal vesting date. Any unvested RSUs are forfeited at termination of membership on the Board. Upon a director's termination of membership for cause all RSUs are immediately forfeited. Vested RSUs will be paid in shares of Common Stock, on a one for one basis, within 30 days after normal vesting date, or if earlier, within 30 days after termination of membership which constitutes a separation from service under IRC Section 409A. Each director is reimbursed for expenses associated with meetings of the Board or its committees.

        The Deferred Compensation Plan for Directors of Owens-Illinois, Inc. provides an opportunity for non-management directors to defer payment of their directors' fees. Under the plan, a non-management director may defer receipt of all or any portion of the cash portion of the compensation described above. Deferrals may be credited into a cash account or into a Company stock unit account. Funds held in a cash account accrue interest at a rate equal from time to time to the average annual yield on domestic corporate bonds of Moody's A-rated companies, plus one percent. Distributions from the plan are made in cash.

        From time to time the Compensation Committee engages a compensation consultant to conduct a competitive analysis of market pay levels for non-employee directors and to make recommendations for program changes, as appropriate. In 2007, the Compensation Committee engaged Watson Wyatt to do such an analysis, resulting in certain changes to the compensation for non-employee directors on January 1, 2008.

        The total compensation paid to non-management directors is 2008 is reflected in the following table.

DIRECTOR COMPENSATION IN 2008

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Gary F. Colter	$126,000	$56,667	$0	$0	$182,667
Peter S. Hellman	100,000	56,667	0	0	156,667
David H. Y. Ho (4)	32,175	0	0	0	32,175
Anastasia D. Kelly	99,000	56,667	0	0	155,667
John J. McMackin, Jr	82,000	56,667	0	0	138,667
Corbin A. McNeill, Jr	130,000	56,667	0	0	186,667
Hugh H. Roberts	88,000	56,667	0	0	144,667
Helge H. Wehmeier	94,000	56,667	0	0	150,667
Dennis K. Williams	104,000	56,667	0	0	160,667
Thomas L. Young (5)	92,000	56,667	0	0	148,667

(1)
The cash amounts paid to each director are made up of the following amounts:

Name	Annual Retainer	Annual Committee Chair Retainer	Board Meeting Fees	Committee Meeting Fees	Total
Gary F. Colter	$60,000	$20,000	$16,000	$30,000	$126,000
Peter S. Hellman	60,000	0	16,000	24,000	100,000
David H. Y. Ho (4)	22,175	0	8,000	2,000	32,175
Anastasia D. Kelly	60,000	15,000	12,000	12,000	99,000
John J. McMackin, Jr	60,000	0	16,000	6,000	82,000
Corbin A. McNeill, Jr	60,000	30,000	16,000	24,000	130,000
Hugh H. Roberts	60,000	0	16,000	12,000	88,000
Helge H. Wehmeier	60,000	0	16,000	18,000	94,000
Dennis K. Williams	60,000	0	14,000	30,000	104,000
Thomas L. Young (5)	60,000	10,000	16,000	6,000	92,000
(2)
Amounts in this column reflect the expense recognized for financial reporting purposes for the indicated fiscal year, in accordance with Financial Accounting Standard ("FAS") 123R, with respect to awards of restricted shares of the Company's stock, which may include awards made during earlier years as well as the indicated year. Pursuant to SEC rules, in each case, the amount of compensation expense was calculated excluding forfeiture assumptions. The assumptions used to value awards and determine annual compensation expense are set forth in Note 13 to the audited financial statements included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 17, 2009. The aggregate number of shares of restricted Common Stock held at December 31, 2008 by each Director is 5,945 for Mr. Colter (including 1,586 restricted stock units), 3,104 for Mr. Hellman (including 1,586 restricted stock units), 0 for Mr. Ho, 5,945 for Ms. Kelly (including 1,586 restricted stock units), 5,945 for Mr. McMackin (including 1,586 restricted stock units), 5,945 for Mr. McNeill (including 1,586 restricted stock units), 1,586 for Mr. Roberts (including 1,586 restricted stock units), 71,562 for Mr. Stroucken (including 0 restricted stock units), 5,945 for

  Mr. Wehmeier (including 1,586 restricted stock units), 5,945 for Mr. Williams (including 1,586 restricted stock units), 5,861 for Mr. Young (including 1,586 restricted stock units).

(3)
Amounts required to be presented in this column are the amounts expensed under FAS 123R during 2008, if any, with respect to options. All options previously granted to directors were fully amortized and expensed prior to 2006. The aggregate number of shares of Common Stock subject to options outstanding at December 31, 2007 for each Director is 10,000 for Ms. Kelly, all of which are currently exercisable, 10,000 for Mr. McMackin, all of which are currently exercisable and 5,000 for Mr. Young, all of which are currently exercisable.

(4)
Mr. Ho did not join the Board until August 2008.

(5)
Mr. Young is a party to a consulting agreement with the Company, as described below under the heading "Certain Transactions". In March 2007, the Board approved an amendment to Mr. Young's consulting agreement under which, effective on the date of the 2007 Annual Meeting, Mr. Young would forego any further payments under the consulting agreement and would begin receiving compensation as a director. Prior to such amendment, Mr. Young had chosen to forego receipt of cash board fees to the extent the amounts paid to him under the consulting agreement exceeded the board fees to which he would otherwise have been entitled. In addition, in 2004 and 2006 he elected not to receive the grant of restricted stock granted to other non-management directors.

Certain Transactions

        During 2008, the law firm of Williams & Jensen, P.C., of which Mr. McMackin is a member, received fees for legal services in connection with various matters. It is anticipated that the Company will continue to utilize the services of Williams & Jensen, P.C. on various Company matters.

        In connection with his retirement, the Company entered into a consulting agreement with Mr. Young, a member of the Board. The agreement provides that Mr. Young, when and as requested by the chief executive officer, will provide consulting services and advice to the Company. The term of the agreement, which began on April 1, 2005 after Mr. Young ceased his employment with the Company, is for six years. Mr. Young may provide up to 60 days of advisory and consulting services in the first year of the agreement, up to 50 days of advisory and consulting services in the second year of the agreement and up to 40 days of advisory and consulting services in the third year of the agreement. During the term of the agreement and for two years thereafter, he will not accept employment with, or provide consulting or similar services to, any party on any matters having any possible conflict with the interests of the Company. For his services and commitments, the Company pays Mr. Young for his advisory and consulting services (i) an annual retainer of (a) $180,000 during the first year of the agreement, (b) $150,000 during the second year of the agreement, and (c) $120,000 during the third year of the agreement, and (ii) an additional fee of $3,000 for each day in excess of days per year specified above that he renders services as described above or for each day that he renders advisory and consulting services in the fourth through sixth years of the term of the agreement. The Company will reimburse him for reasonable expenses that he incurs in providing these services for the Company. In addition, during the term of the agreement the Company will provide him necessary office space, equipment and services. The principal service provided by Mr. Young under the agreement is to provide support for the Company in the form of witness testimony and consultation in certain third party reimbursement lawsuits the Company has pending. In March 2007, the Board approved an amendment to Mr. Young's consulting agreement under which, effective on the date of the Annual Meeting, Mr. Young would forego any further payments under the consulting agreement and would begin receiving compensation as a director. Prior to such amendment, Mr. Young had chosen to forego receipt of cash board fees to the extent the amounts paid to him under the consulting agreement exceeded the board fees to which he would otherwise have been entitled.

Compensation Committee Interlocks and Insider Participation

        Until July 2008, the following directors served on the Compensation Committee of the Board: Anastasia D. Kelly (Chair), Corbin A. McNeill, Jr., Hugh H. Roberts and Dennis K. Williams. Beginning July 2008, the following directors served on the Compensation Committee of the Board: Anastasia D. Kelly (Chair), Peter S. Hellman, Corbin A. McNeill, Jr., Hugh H. Roberts and Dennis K. Williams. No member of the Committee has any relationship with the Company requiring disclosure under Item 404 or Item 407(e)(4)(iii) of SEC Regulation S-K. No executive officer of the Company served on any board of directors or compensation committee of any other board for which any of the Company's directors served as an executive officer at any time during 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        The Compensation Committee of the Board (the "Committee") discharges the Board's responsibilities relating to compensation of the Company's executives and directors. In order to maximize overall Company performance, the Committee believes it is essential to successfully attract, retain and reward senior management. Those objectives are furthered by offering market competitive compensation in a manner that emphasizes performance-based pay. The Committee annually evaluates the senior management compensation program structure and pay levels, with emphasis on base salary, and annual and long-term incentives as they comprise the largest portion of total compensation. Approximately 65% of total compensation opportunity is variable and based on Company, business unit and individual performance. Total pay opportunity and each pay element is targeted at the 50th percentile of the established market; actual compensation earned is a function of performance and may be substantially more or less than the target opportunity.

        To assess the alignment of historical pay and performance, the Committee requested that Watson Wyatt, the Committee's executive compensation consultant, prepare an analysis of historical pay and Company performance for the period 2005—2007 against the pay and performance of our comparator group (see below for list of peer companies). Historical realizable pay is the amount of compensation (base salary, annual incentive and long-term incentives) the top five executives have realized (or potentially could realize). Historical performance is evaluated on several key financial metrics. Three metrics were used to complete this study over the three year period 2005 to 2007—total shareholder return ("TSR"), average return on invested capital ("ROIC"), and earnings per share ("EPS") growth. These metrics were chosen as they strike a balance between growth and return measures, offer an external investor perspective (i.e., TSR), and describe the Company's bottom-line business performance and capital efficiency. In addition, ROIC and EPS are measures used in our performance share plan during the 2005 - 2007 time period. Overall, the Watson Wyatt study indicates that realizable pay over this time period was at the 58th percentile while overall performance was at the 68th percentile. This study demonstrated that the Company's pay levels are correlated with performance and that the compensation program is operating as intended.

        In considering adjustments to base salary, the Committee annually reviews competitive market data and makes individual assessments of each named executive officer's performance and experience to determine appropriate merit and / or market adjustments. In 2008, our named-executive officers had merit increases that averaged 4.3% which does not include any market adjustments. Salaries for this group are positioned at or slightly below the market median.

        O-I's annual incentives largely focus on Company profitability. In 2008, we did not meet our annual incentive plan target performance levels for EBIT growth, gross profit margin and working capital as a percent of sales which resulted in a below target payout for our named executive officers, despite setting record performance on EPS and EBIT.

        O-I's long-term incentive program is entirely equity-based and consists of three components: non-qualified stock options (40% of award value), performance shares (40% of award value) tied to achievement of 3-year financial goals, and restricted stock (20% of award value). The Committee believes this long-term incentive mix optimally achieves the compensation objectives of performance-based rewards linked to shareholder value and retention. All results significantly exceeded the established goals for the performance shares, resulting in a maximum payout for the 2006 - 2008 cycle.

        The Committee believes that, overall, the Company's compensation programs are well aligned to both share owner interests and the competitive market and are designed to reward overall Company and individual performance. The Committee will regularly review the current compensation programs in light of market conditions in 2009.

Compensation Programs

        In determining total compensation levels for its executive officers, the Committee reviews tally sheets and market pay. Tally sheets allow the Committee to understand total historical pay opportunity, realizable pay, current unvested compensation, accumulated wealth, perquisites, benefits, and amounts payable upon separation from service under various events. The Committee examines two sources of market data—data from a comparator group of companies and published survey data.

        The comparator group of companies is a selected mix of companies in the packaging and manufacturing sectors with an emphasis on companies with similar characteristics such as size, global presence, asset intensity, and other relevant factors. Watson Wyatt, the Committee's executive compensation consultant, reviews available data from public companies and, based on its knowledge of our industry and the Committee's preferences, recommends companies for possible inclusion in the comparator group. The chief executive officer and senior vice president & chief human resources officer review the list prior to presenting it to the Committee, and may make recommendations of other companies to consider, or to exclude based on their knowledge of the Company's industry. The Committee determines the final list of companies to be included.

        The Committee reviews the list of comparator companies on an annual basis. The intent is to maintain stability in the comparator group over time, although changes may be made based on comparator company performance, mergers / acquisitions, and other relevant factors. Watson Wyatt performs an independent review of the peer group for potential changes, if any. The goal is to stay consistent with the peer size range and business economics, such as the Industrials and Materials industry. Due to it's acquisition by Ingersoll-Rand, Trane Inc. was deleted and ITT Corp. was added.

        The comparator group of companies used for determining compensation in 2008 were:

Ball Corp.	Owens Corning
Bemis Co. Inc.	Pactiv Corp.
Borgwarner Inc.	Parker-Hannifin Corp.
Crown Holdings Inc.	PPG Industries, Inc.
Cummins Inc.	Praxair Inc.
Dana	Rohm and Haas Co.
Dover Corp.	Sealed Air Corp.
Eastman Chemical Co.	Silgan Holdings Inc.
Eaton Corp.	Smurfit-Stone Container Corp.
Illinois Tool Works	Sonoco Products Co.
Ingersoll-Rand Co. Ltd.	Temple-Inland Inc.
ITT Corp.	Timken Co.
Meadwestvaco Corp.	TRW Automotive Holdings Corp

        The comparator group of companies had a 2007 median revenue of $7.4 billion, and median market cap of $5.0 billion compared to O-I's revenue of $7.6 billion and market cap of $7.8 billion.

        In addition to examining the compensation data published by these companies in their proxies, the Committee also considers data published in general executive compensation surveys. Although there is a priority placed on data from other manufacturing companies, the view may be broadened to allow for a wider comparison, in particular for certain positions below the named executive officers which may not be separately reported by the comparator group. The following surveys were used to conduct our published survey analysis:

  •
  Watson Wyatt Data Services—2008/09 Top Management Survey

  •
  William M Mercer—2008 Executive Compensation Survey

  •
  Towers Perrin—2008 Executive Compensation Database

  •
  Hewitt—2008 Executive Total Compensation Measurement Survey

We collected data from the general industry as well as the durable goods manufacturing industry. All survey data have been adjusted (whenever possible) through regression analysis to reflect the Company's or applicable business unit revenues.

        Data on base pay, short-term incentives and long-term incentives are viewed individually and in aggregate when reviewing total compensation levels.

Total Direct Compensation

        Total direct compensation is the combination of base pay, annual incentive and long-term incentives. The Company's compensation structure (base salary midpoint, target annual incentive and target long-term incentive) is positioned at or near the 50th percentile of the market. An executive officer's actual total direct compensation may be higher or lower than the market 50th percentile based on individual performance, experience, past leadership roles, and Company performance. In making compensation decisions, the Committee considers each component individually and the executive officer's total direct compensation to assure overall alignment with the Company's compensation philosophy and principles.

Base Pay

        The base pay program is designed to ensure the ability to attract and retain key executives. Base salary market values are positioned at approximately the 50th percentile of the market. Individual salaries may be higher or lower depending upon a number of factors, including performance, experience, leadership and past assignments.

        The Committee reviews executive officer salaries at least once per year, and may adjust salaries according to current market conditions, individual performance, and the results of benchmarking against survey data.

        The Committee reviewed executive officer base pay levels on April 1, 2008. Executive officers received increases ranging from 3% to 6% of base salary.

Annual Incentive

        The annual incentive is designed to motivate the achievement of overall financial results as well as motivate individual performance. Annual incentive target values are generally positioned at the 50th percentile of the market. Each year the Committee reviews the performance measures to ensure they are providing appropriate incentives for the achievement of goals that are important to the Company for that year. The Committee may change the measures used, the weightings, and how the targets are set in determining the plan for the upcoming year.

        In 2008, the program measured the achievement of EBIT, gross profit margin, and working capital as a percent of sales (the latter based on a five point average, measured at December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008). All three measures are the same as those used in 2007. We believe that the balance of these three goals are important to driving shareholder value and motivating the right leadership behaviors. EBIT linked with gross profit margin encourages profitable growth and provides a meaningful indicator of management's performance in managing our base business. Working capital focuses management on cash generation and provides a meaningful link to our balance sheet.

        An incentive pool is created by exceeding performance thresholds against established targets for EBIT and gross profit margin, each weighted at 50%. Each measure stands alone and may result in bonus pool funding. If an incentive pool is created, the amount payable is then determined based on exceeding performance thresholds against established targets for EBIT, gross profit margin and working capital, weighted according to region-specific goals. For the Company overall, the weighting for 2008 is EBIT at 40%, gross profit margin at 40%, and working capital at 20%. For the business units, the weightings for these measures range between—EBIT (35%—42.5%), gross profit margin (35%—42.5%), and working capital (15%—30%).

        Once the pool is created, 80% of the individual award is based strictly on overall financial results, with the remaining 20% being discretionary to reward individual performance and results, and overall leadership contribution to the Company. In 2008, the awards to named executive officers were determined either at the Company level, where 100% of the financial results is based on total Company results (Messrs. Stroucken, White, Baehren and Crawford); or at a business unit level, where 50% of the financial results is based on business unit results, with the remaining 50% being based on total Company results (Mr. Ridder).

        The Committee reviews and approves the measures and financial targets set for each plan year. In this process, they consider the overall Company budget (as approved by the Board of Directors), the state of the industry and other external economic factors. In setting the goals for 2008, each measure required year-over-year improvement to earn a payout. Over the past five years, payouts ranging from zero to 200% of target have been earned at the Company level, which is indicative of the variability of bonus payouts in years when financial performance is higher or lower.

        For 2008, the Company and two of the four business units achieved less than target performance overall, while the remaining two business units achieved greater than target performance. Specific performance is shown below:

	Weight	Target		Actual
EBIT	40%	$1,202.0	MM	$1,152.8	MM
Gross Profit Margin	40%	21.5%		21.0%
Working Capital	20%	18.3%		18.1%

        Target awards are set for each executive. For 2008, the targets and payouts (both as a percentage of base pay) earned were:

Name	Target	Actual Payout
Albert P. L. Stroucken	150%	56.7%
Edward C. White	80%	30.2%
James W. Baehren	65%	24.6%
L. Richard Crawford	80%	30.2%
Gregory W. J. Ridder	60%	37.5%

        Upon review of the market data, effective January 1, 2008, the Committee approved raising Messrs. White and Crawford's targets from 70% to 80%. In deciding the 2008 payouts, the Committee determined that each individual earned the full 20% of the discretionary component based on his overall performance and contribution to Company results.

Long-Term Incentives

        Long-term incentive compensation is delivered solely in the form of equity. Delivering this component of executive compensation as equity further aligns the executive officers' interests with share owner interests. This component of the executive compensation package rewards each executive officer's current contributions to the Company and provides motivation to achieve overall Company goals and drive share owner value over time.

        Three types of equity are awarded: stock options; restricted stock; and performance shares. The awards are expressed as a dollar amount and split as follows at the executive officer level:

  •
  40% of the award value is made in non-qualified stock options

  •
  20% of the award value is made in restricted stock

  •
  40% of the award value is made as performance shares

        Individual equity awards are determined based on a review of data from the comparator group, as well as published survey data. Awards are targeted at the 50th percentile of the market. Individual awards may vary based on performance, leadership, potential and other relevant factors. When making grant decisions, the Committee focuses on the dollar value of the award and, in the case of the performance shares, on the achievement of certain goals over a three year performance period.

        Stock options and performance shares, which equate to 80% of the opportunity of the long-term incentive award, have a strong pay for performance orientation. They are a significant enough portion of total compensation to have a meaningful impact to our executive's total compensation if goals are not achieved or if the Company shares do not appreciate over the long term. Restricted stock is intended to strengthen retention. The use and overall weighting of performance shares (40% of total long-term incentive opportunity) focus management on fundamental long-term financial goals in addition to stock price performance. The combination of 100% of long-term incentive awards being granted in the form of equity along with our stock ownership guidelines (described below) promotes significant alignment with share owner interests. For 2008, the executive officers received grants with the following target values:

Name	Target
Albert P. L. Stroucken	$4,000,000
Edward C. White	$450,000
James W. Baehren	$450,000
L. Richard Crawford	$500,000
Gregory W. J. Ridder	$275,000

        The actual amount earned under this plan is a function of the performance of the Common Stock (for stock options and restricted shares); and additionally for the performance shares, Company performance against pre-established three year goals.

        The Committee reviews the mix of long-term incentive awards annually, and may make changes based on relevance to desired business objectives and market practices. In 2008, the Committee did not change the mix of long-term incentive awards from 2007.

Stock Options

        The value of options is based on the Black-Scholes value of Common Stock on the grant date, using the same assumptions used for financial accounting purposes. To determine the number of options awarded, 40% of the total long-term incentive award is divided by the Black-Scholes value of the Common Stock on the date of the grant to determine the number of options granted. For instance, assuming an overall long term incentive award equal to $100,000, Common Stock price of $15.00, and Black-Scholes value of $6.15, the number of options granted would be calculated as follows:

$100,000 X 40% = $40,000 / $6.15 = 6,504 options

        Beginning in 2005, the stock options granted under long-term incentive program vest 25% on each of the four anniversaries following the grant date. The options have a term of seven years.

Restricted Stock

        To determine the number of shares awarded, 20% of the total value of the approved equity award is divided by the Common Stock price to arrive at the number of restricted shares granted. For instance, assuming an overall total long term incentive award equal to $100,000, and Common Stock price of $15.00, the number of shares granted would be calculated as follows:

$100,000 X 20% = $20,000 / $15.00 = 1,333 shares

        Restricted shares vest 25% on each of the four anniversaries following the grant date.

Performance Shares

        The third form of equity granted is performance shares. First granted in 2005, performance shares are meant to reward financial performance over a three year cycle. Grants made in 2006 had a performance cycle of January 1, 2006—December 31, 2008, and paid out a maximum award of 150% of the award granted; 2007 grants have a performance cycle of January 1, 2007—December 31, 2009; 2008 grants have a performance cycle of January 1, 2008—December 31, 2010.

        Subject to certain exceptions, performance shares do not vest until the end of the related performance period. The performance criteria are approved by the Committee at the grant date. The performance shares granted for 2006, 2007 and 2008 measure the Company's performance over a three year period in return on invested capital (calculated as segment operating profit, times one minus the Company's tax rate, divided by the sum of total debt, minority share owner interest and total share owners' equity) ("ROIC"), and an EPS growth rate (defined as earnings per share from continuing operations before asbestos-related charges and items that are not representative of ongoing operations). ROIC and EPS growth rate are equally weighted. If performance against both targets is below the threshold level relative to the targets established by the Committee for the three year period, no award is earned. To the extent that performance against either or both of the targets meets or exceeds the threshold level relative to the established targets for the three year period, named executive officers can earn from 50% to 150% of the award granted. The Committee reviews audited financial results prior to determining the amount of any award earned under this plan, and there is no discretion applied to individual payout amounts.

        The value of the performance shares is equal to 80% of the Common Stock price on the date of grant. On behalf of the Compensation Committee, Watson Wyatt conducted an analytical review of the degree of difficulty of the performance goals based on probability testing using historical financial results and predicted volatility. Based on the analysis, we determined that 20% is an appropriate discount rate for determining the number of shares to award. To determine the number of performance shares granted, 40% of the total value of the approved equity award is divided by 80% of the Common Stock price on the grant date. For instance, assuming an overall long term incentive award equal to $100,000 and Common Stock price of $15.00, the number of performance shares granted would be calculated as follows:

$100,000 X 40% = $40,000 / ($15.00*80%) = 3,333 units

        If a payout is earned at the end of the performance period, performance shares are paid out in shares of Common Stock.

        The Committee has discretion to make changes based on certain one-time events, accounting/tax rule changes, changes to capital structure, and / or extraordinary items that do not accurately represent the Company's operating performance.

        For the 2006—2008 performance cycle, a payout at 150% of target was earned against the noted goals:

	Three Year Target	Actual
ROIC	8.17%	13.98%
EPS Growth Rate	10.0%	76.6%

        At the October 17, 2007 meeting of the Committee, the Company proposed, and the Committee agreed to, re-setting the performance measures due to the divestiture of the Plastics business. The effect of this was simply to modify the measures used over the cycles already in progress (2005—2007, 2006—2008, 2007—2009) to accurately reflect the business as it exists post-sale of Plastics.

Equity Granting Practices

        The Committee has established a formal process to govern equity grants. The same process is used for all employees receiving equity grants, including the named executive officers. Each December, the Committee is asked to determine the overall amount (dollar value) of equity available for awards during the upcoming year's grant cycle. In making a proposal to the Committee, the Company reviews prior year grants, current competitive market data, run rate and overhang data, and each executive officer's overall compensation package in relation to the market. Once the overall amount of equity available is determined, the chief executive officer makes individual award recommendations for each senior executive. These recommendations are presented to the Committee for review and approval. The Committee works with Watson Wyatt to determine CEO grant value using the same general criteria. The option strike price is determined on the date the awards are approved by the Committee and is set at the closing price of the Common Stock on the date of approval (or the last business day prior to the grant date if the grant date falls on a non-business day). In order to streamline administrative processes, a grant date of March 7 has been adopted by the Committee. That date falls outside of the quarterly blackout periods prescribed under the Addendum to Insider Trading Policy applicable to all named executive officers.

        All equity grants to officers of the Company must be approved by the Committee. The Committee did, however, delegate authority to the chief executive officer to grant a certain number of awards, not to exceed 100,000 shares, (whether options, restricted stock, or performance shares) for events such as the hiring or promotion of key personnel, provided the recipient is not an officer subject to Section 16b of the Securities Exchange Act, which would require Committee approval.

Stock Ownership Guidelines

        In 2005, the Committee implemented stock ownership guidelines for all executive officers. The guidelines are as follows:

  •
  Chairman & CEO—five times base salary

  •
  Senior Business / Function Leader—2.5 times base salary

  •
  Other Key Leaders (as designated by CEO)—1.5 times base salary

        The guidelines state that the targeted level of ownership must be achieved within five years of the time the individual becomes subject to the guideline. In addition, the Committee has also implemented share retention guidelines. These guidelines state that, until the stock ownership guidelines are met, executive officers are required to retain 75% of the "net profit shares" acquired from option exercises, restricted stock or performance shares. "Net profit shares" are those shares remaining after payment of tax obligations and, if applicable, option exercise costs.

        The Committee reviews ownership levels for executive officers on an annual basis. Failure to comply with the stock ownership and retention guidelines may result in delays of promotions and / or future compensation increases.

        Ownership achievement against the guidelines is measured at June 30 each calendar year, based on a 200 day moving average of the stock price. For 2008, the named executives have achieved the following toward their ownership guidelines:

Albert P. L. Stroucken	446%
Edward C. White	551%
James W. Baehren	581%
L. Richard Crawford	455%
Gregory W. J. Ridder	211%

Tax Deductibility under 162(m)

        Under U. S. federal income tax law, the Company cannot take a tax deduction for certain compensation paid in excess of $1,000,000 to named U. S. based executive officers. However, performance-based compensation, as defined in the tax law, is fully deductible if the programs are approved by share owners and meet other requirements. The Company's policy is to qualify its incentive compensation programs for full corporate deductibility, to the extent feasible and consistent with its overall compensation goals. The Company has taken steps to qualify its annual incentives, as well as stock options and performance share awards under its equity plan, for full deductibility as "performance-based compensation." The Company may make payments that are not fully deductible if, in its judgment, such payments are necessary to achieve the Company's compensation objectives and to protect share owner interests.

Health and Welfare and Retirement Benefits

        The Company maintains a comprehensive health and welfare benefits plan for all its U.S. based employees. The benefits offered to U.S. executive officers under this plan are essentially the same as those offered to all salaried employees of the Company. Named officers residing outside the U.S. generally participate in health and welfare benefit plans offered to salaried employees in their home location.

        The Company also maintains life insurance benefits for its named executive officers who were officers prior to 2006. Upon retirement, the paid-up policy is distributed to the executive officer. The retiring executive officer also receives a tax reimbursement for the value of the policy. In 2006, the Company closed this plan to new entrants. U.S. executive officers hired after December 31, 2005 are covered by a term-life policy. The term life policy may be converted, at the participant's expense, to an individual policy upon termination or retirement, subject to the terms and conditions of the insurance company.

        The Salary Retirement Plan (a defined benefit pension plan), was closed to new entrants after December 31, 2004. Also effective December 31, 2004, the Company changed the way that benefits can be paid. Benefits accrued at December 31, 2004 are eligible to be paid in a lump sum. Benefits accrued post-December 31, 2004, however, are only eligible to be paid on an annuity basis. As a qualified plan, benefits are limited by IRS regulations.

        For those employees who earn compensation in excess of these limits, the Company maintains an unfunded Supplemental Retirement Benefit Plan ("SRBP"). This plan allows for benefits in excess of the

IRS limits to be accrued and paid to participants upon retirement. As a non-qualified plan, all payments are made in a lump sum out of the general assets of the Company. Mr. Stroucken accrues a benefit under this plan pursuant to the terms of his employment agreement as described below under the heading "Compensation Discussion and Analysis—CEO Compensation."

        The Company maintains a superannuation plan for the benefit of employees in Australia. Similar to a cash balance plan in the United States, this plan provides a defined benefit to the employee at retirement based on the employee's level of contribution to the plan during his / her career with the Company. The plan requires a minimum Company contribution for each employee and provides for a higher level of Company contribution if the employee also elects to contribute. The plan complies with local regulations governing superannuation benefits in Australia.

        The Stock Purchase and Savings Plan ("SPASP") is a defined contribution plan, provided under section 401(k) of the Internal Revenue Code. Contributions to the plan are subject to annual limits established by the IRS. While employees may direct their own contributions into a number of provided investments, the Company match is made in Common Stock. The match is immediately vested, and participants can move the match out of Common Stock, and into any of the other investments, at any time subject to blackout periods and other trading window restrictions. For participants hired January 1, 2005 and later, who are not eligible to participate in the Salary Retirement Plan, the Company also makes a base contribution to the SPASP each payroll period, which is invested in the same investment options selected by the participants for their own contributions.

Other Benefits

        Watson Wyatt performed a comprehensive analysis of O-I's perquisites in terms of both value and prevalence. The perquisites were compared using a variety of perspectives: O-I's peer group, the S&P 100 and the Fortune 500. Overall O-I's perquisites are competitive with the peer group median. Under board policy, for security reasons, the Company's chief executive officer generally uses the Company aircraft for both business and personal travel. Per the terms of his employment agreement, Mr. Stroucken's personal use of the Company aircraft is limited to 50 hours per year. Personal travel by any other officers requires the approval of the chief executive officer.

O-I Benefits & Perquisites	Value Provided by O-I	Stroucken	White	Baehren	Crawford	Ridder
Health & Welfare—US Executives
Health, Dental, Vision, Short- & Long-Term Disability	Comprehensive coverage	X	X	X	X
Retiree Medical			X	X	X
Supplemental Whole Life (hired prior to 2006)	3x Base Salary		X	X	X
Supplemental Term Life (hired after 2006)	3x Base Salary	X
Health & Welfare—Non-US Executives
Supplemental Whole Life (hired prior to 2006)	$400,000					X
Retirement—Qualified
Salary Retirement Plan (DB(1))	1.212% x Pay(4) x Service		X	X	X
Stock Purchase & Savings Plan (DB(2))(6)	2% Base Salary	X
Australian superannuation plan (DB(1))						X
Stock Purchase & Savings Plan (DC(2))	50% up to first 8% Base Salary	X	X	X	X
Retirement—Non-Qualified
Supplemental Benefits Retirement Plan (DB(1))	1.212% x pay(4) x Service + 0.176% x pay(5) x Service	X	X	X	X
Unfunded Executive Deferred Savings Plan (DC(2))	Defer up to 19% Base Salary with Interest(7)	X	X	X	X
Perquisites
Car Allowance	$2,000 per month	X	X	X	X
Financial Planning & Tax Preparation	Up to $15,000 per year	X	X	X	X
Physical Examination	Up to $3,500 per year (single provider in Toledo)	X	X	X	X
Home Security System	Installation, monitoring, and fees	X	X	X	X
Personal Aircraft Usage	Up to 50 hours per year	X
Tax Reimbursement	Varies by perquisite	X	X	X	X

(1)
DB = Defined Benefit (e.g., pension plan)

(2)
DC = Defined Contribution (e.g., 401(k) plan)

(3)
Defined benefit pension plan was closed to new entrants after 12/31/2004, but participants continue to accrue benefits

(4)
Pay = average annual earnings for high three years of salary plus bonus (if applicable)

(5)
Pay = average annual earnings above the Social Security wage rate at retirement

(6)
For participants hired after 1/1/2005

(7)
Interest compounded monthly with annual rate equal to average annual yield on domestic corporate bonds of Moody's A-rated companies

        Mr. Ridder is covered by the Senior Executive Retention and Confidentiality Agreement applicable to certain executives in Australia. This plan was established January 1, 2001 in response to specific market and competitive threats. It provided a series of overlapping 3 year cycles leading to cash payments based in part on achievement of certain performance metrics, and includes a two year non-compete commitment. The plan has been terminated, with the last cycle running January 1, 2005 to December 31, 2007.

Roles and Responsibilities

        There are many inputs to the executive compensation process, as well as the appropriate governance and compliance mechanisms. In general, the Committee has primary responsibility for discharging the

Board's responsibilities relating to compensation of the Company's executive officers. See description of the Committee above under the heading "Committees of the Board."

Executive Compensation Consultant

        To assist the Committee in carrying out its duties and responsibilities, the Committee contracts with an executive compensation consultant. The Committee has retained Watson Wyatt to act in this capacity. Watson Wyatt reports directly to the Committee in providing this service, and the Committee retains sole authority to retain and terminate the consulting relationship.

        In carrying out its responsibilities, Watson Wyatt will typically collaborate with management to obtain data, provide background on program history and operation, and clarify pertinent information. Working under the Committee's direction, both the Committee and management will review and discuss key issues and alternatives during the development of recommendations, and prior to presentation for final approval.

        Watson Wyatt also performs certain consulting services for the Company from time to time. Accordingly, the Committee and Watson Wyatt have agreed upon certain specific protocols to avoid potential conflicts of interest.

Chief Executive Officer

        The Company's chief executive officer attends Committee meetings and is responsible for providing relevant input on the compensation elements of the executive officers, including individual performance input, and making specific recommendations on base salaries, annual and long-term incentives, and promotions.

        The chief executive officer is also responsible for discussing the key business drivers behind the executive compensation results, including the establishment of the plan metrics, and periodically discussing the results achieved against those metrics. The chief executive officer is excluded from executive sessions and from discussion involving his compensation.

Senior Vice President, Chief Human Resources Officer

        The senior vice president and chief human resources officer ("SVP CHRO") is responsible for coordinating Committee activities, including proposing meeting agendas based on the Committee's planning calendar and decision making responsibility, arranging for meetings outside of the normal meeting cycle as appropriate, and, working in concert with the Committee's executive compensation consultant, to prepare the appropriate materials for review by the Committee. The SVP CHRO will follow up on meeting action items and other assignments from the Committee and will be available for consultation with the Committee as needed.

        In this role, the SVP CHRO will normally consult with the chief executive officer, chief financial officer, and general counsel and corporate secretary. Each may be asked to prepare information for Committee review, attend Committee meetings as appropriate, and provide relevant background information for inclusion in Committee materials.

Involvement of other Executive Officers

        The Company's chief financial officer will prepare and present all financial results to the Committee as necessary to determine achievement against goals in the various incentive compensation plans. The chief financial officer will provide commentary at the Committee's request, discusses overall results providing appropriate information relative to achievement (or under or over achievement as may be the case), and will play an active role in development of the goals presented for approval in upcoming incentive compensation plan design.

        The general counsel and corporate secretary will participate in all Committee meetings, taking appropriate minutes to preserve a record of discussion and action. The general counsel and corporate secretary is responsible for providing relevant legal advice to the Committee on its executive compensation plans, and ensuring compliance with all appropriate regulations, including SEC and IRS regulations, that impact executive compensation.

Employment Agreements

        The Company entered into an employment agreement with the CEO effective December 4, 2006, the terms of which were disclosed on Form 8-K/A filing, November 28, 2006. In addition, the Company has also entered into agreements with certain officers, including the other named executive officers listed in the Summary Compensation Table, that entitle the participants to receive their base salaries and to participate in designated benefit plans of the Company. The agreements provide for termination of employment at any time, with or without cause, and further provide that the benefit plans designated therein and each employee's rights to receive salary and bonuses pursuant thereto are subject to modification by the Company in its sole discretion.

BOARD COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Anastasia D. Kelly, Chair
Peter S. Hellman
Corbin A. McNeill, Jr.
Hugh H. Roberts
Dennis K. Williams

 2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)		Change in Pension Value and Non-Qualified Deferred Comp Earnings ($)	All Other Compensation ($)(4)	Total ($)
Albert P. L. Stroucken Chairman, Chief Executive Officer, and President(5)	2008 2007 2006	$1,011,500 974,000 75,077	(6) (6) (6)	$1,875,002	(7)	$2,691,235 1,812,316 1,966,149	$1,397,573 1,349,999 1,992,184	$559,913 2,850,000 0		$197,036 844,681 189,632	$76,762 225,103 99,730	$5,866,438 8,056,099 6,197,774
Edward C. White Senior Vice President and Chief Financial Officer	2008 2007 2006	424,546 398,083 381,100	(6)	0		431,707 862,535 389,776	180,006 267,501 265,806	124,149 557,316 25,501	(8)	22,137 502,286 212,807	110,890 105,916 109,295	1,293,435 2,693,637 1,384,285
James W. Baehren Senior Vice President, Strategic Planning and General Counsel	2008 2007 2006	393,026 369,460 357,000	(6)	100,000	(9)	436,331 592,483 268,157	195,374 172,753 161,133	93,618 480,298 33,197	(8)	95,455 83,927 44,952	102,021 111,094 118,043	1,315,825 1,810,015 1,082,482
L. Richard Crawford President, Global Glass Operations	2008 2007	459,350 373,500	(6)			439,796 555,774	178,738 147,797	135,883 522,900		120,963 0	101,499 70,661	1,436,229 1,670,632
Gregory W. J. Ridder President, AsiaPacific	2008 2007	458,418 442,871				268,914 287,452	108,414 98,764	171,671 642,782	(10)	119,549 125,841	38,725 37,597	1,165,691 1,635,307

(1)
Amounts in this column reflect the expense recognized for financial reporting purposes for the indicated fiscal year, in accordance with FAS 123R, with respect to awards of restricted shares of Common Stock, which may include awards made during earlier years as well as the indicated year. For details of individual grants of restricted shares during 2008, please see the "Grants of Plan-Based Awards" table below. Pursuant to SEC rules, in each case, the amount of compensation expense was calculated excluding forfeiture assumptions. The assumptions used to value awards and determine annual compensation expense are set forth in Note 13 to the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on February 17, 2009.

(2)
Amounts in this column reflect the expense recognized for financial reporting purposes for the indicated fiscal year, in accordance with FAS 123R, with respect to awards of options to purchase Common Stock, which may include awards made during earlier years as well as the indicated year. For details of individual grants of stock options during 2008, please see the "Grants of Plan-Based Awards" table below. Pursuant to SEC rules, in each case, the amount of compensation expense was calculated excluding forfeiture assumptions. The assumptions used to value awards and determine annual compensation expense are set forth in Note 13 to the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on February 17, 2009.

(3)
Except as otherwise provided, the amounts disclosed in this column represent annual incentive awards for the year indicated. Amounts, if any, deferred at the election of a named executive officer are included in the year earned.

(4)
All Other Compensation is summarized below:

		Executive Life Premium(a)	Financial Planning(b)	Executive Physical	Leased Automobile	Personal Use of Aircraft(c)	Secular Trust Life Insurance Premium(d)	Other Miscellaneous Income(e)	Tax Payments(f)
Albert P. L. Stroucken	2008	$22,968	$12,946	$3,400	$0	$120,274	$0	$4,600	$32,848
Edward C. White	2008	61,641	2,500	2,546	11,530	0	0	16,488	16,185
James W. Baehren	2008	43,583	2,502	2,395	2,418	0	12,750	15,241	23,132
L. Richard Crawford	2008	21,275	5,115	3,335	7,565	7,956	11,125	17,974	27,154
Gregory W. J. Ridder	2008	6,725	0	0	0	0	0	32,000	0

  (a)
  Actual premium payments for executive life insurance policies providing death benefits equal to three times base annual salary for the named executive, with the exception of Mr. Ridder whose policy equals $400,000.

  (b)
  Named executive officers are eligible for reimbursement for professional advice related to tax, estate planning, and financial planning.

  (c)
  The amounts shown in this column reflect the personal use of Company aircraft by the named executive officers. Under Board policy, for security reasons, the Company's CEO generally uses the Company aircraft for both business and personal travel. Personal travel by any other officers requires the approval of the CEO. The amounts shown for 2008 reflect the variable costs of personal flights taken by the respective officers. Variable costs were calculated based on a methodology that reflects average costs of operating each aircraft, such as fuel costs, trip-related maintenance, crew travel expenses, trip-related fees and storage costs, on-board catering and communications charges, and other miscellaneous variable costs. Since the aircraft are used primarily for business travel, fixed costs that do not change based on usage such as pilot compensation, the purchase or lease costs of the aircraft, and maintenance not related to travel are excluded.

  (d)
  Amount represents payment of a life insurance premium held in a secular trust in Messrs. Baehren's and Crawford's names. These policies were purchased under an agreement between Messrs. Baehren and Crawford, and the Company to provide a secured executive retirement benefit as an offset to the Company's qualifed and non-qualified pension plans.

  (e)
  The amount shown in this column for Mr. Stroucken represents a qualified defined contribution base benefit of $4,600.

    The amount shown in this column for Mr. White represents a qualified defined contribution match of $5,491 and a non-qualified defined contribution match of $10,997.

    The amount shown in this column for Mr. Baehren represents a qualified defined contribution match of $9,200 and a non-qualified defined contribution match of $6,041.

    The amount shown in this column for Mr. Crawford represents a qualified defined contribution match of $8,364 and a non-qualified defined contribution match of $9,610.

    The amount shown in this column for Mr. Ridder represents the Company contribution to the Superannuation Plan.

  (f)
  Amounts shown in this column include tax gross-ups, tax payments and tax reimbursements for financial planning and other miscellaneous perquisites and other benefit amounts, and, with respect to each named officer, the following items for 2008:

    For Mr. Stroucken, $23,358 attributable to personal use of Company aircraft; and $9,490 attributable to tax preparation and financial planning.

    For Mr. White, $8,452 attributable to his personal use of an automobile provided by the Company; $1,833 attributable to tax preparation and financial planning; $5,783 attributable to premiums paid during 2008 by the Company in connection with life insurance policies issued pursuant to the Owens-Illinois Executive Life Insurance Plan and participation agreements entered into between the Company and Mr. White; and $117 attributable to the non-qualified defined contribution match.

    For Mr. Baehren, $7,228 attributable to his personal use of an automobile provided by the Company; $373 attributable to personal use of Company aircraft; $1,834 attributable to tax preparation and financial planning;$13,633 attributable to premiums paid during 2008 by the Company in connection with life insurance policies issued pursuant to the Owens-Illinois Executive Life Insurance Plan and participation agreements entered into between the Company and Mr. Baehren; and $64 attributable to the non-qualified defined contribution match.

    For Mr. Crawford, $5,546 attributable to his personal use of an automobile provided by the Company; $7,829 attributable to personal use of Company aircraft; $3,750 attributable to tax preparation and financial planning; $9,927 attributable to premiums paid during 2008 by the Company in connection with life insurance policies issued pursuant to the Owens-Illinois Executive Life Insurance Plan and participation agreements entered into between the Company and Mr. Crawford; and $102 attributable to the non-qualified defined contribution match.

(5)
Mr. Stroucken's employment by the Company as Chairman, Chief Executive Officer and President commenced December 4, 2006.

(6)
For 2008, includes $24,000 paid to Mr. Stroucken as an automobile allowance; for 2007, includes $24,000 paid to Mr. Stroucken as an automobile allowance; for 2006, includes $2,000 paid to Mr. Stroucken as an automobile allowance.

    For 2008, includes $14,000 paid to Mr. White as an automobile allowance.

    For 2008, includes $12,000 paid to Mr. Baehren as an automobile allowance.

    For 2008, includes $10,000 paid to Mr. Crawford as an automobile allowance.

(7)
Represents a grant of unrestricted Common Stock to Mr. Stroucken pursuant to the terms of an agreement entered into between Mr. Stroucken and the Company.

(8)
Represents amount paid under the Company's Performance Award Plan in 2006. See "Compensation Discussion and Analysis—Long Term Incentives" for further discussion. Amounts, if any, deferred at the election of an executive officer are included in the year earned.

(9)
Represents a payment to Mr. Baehren as a Special Recognition Bonus.

(10)
Includes a payment in the amount of $111,331 to Mr. Ridder under the SERCA plan in Australia. See "Compensation Discussion and Analysis—Other Benefits" for further discussion.

GRANTS OF PLAN-BASED AWARDS IN 2008

								All Other Stock Awards: Number Of Shares or Units (#)(3)	All Other Option Awards: Number Of Securities Underlying Options (#)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($ Per Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Albert P. L. Stroucken	3/7/2008	$—	$1,500,000	$3,000,000	18,868	37,736	56,604	15,094	97,561	$53.00	3,999,989
Edward C. White	3/7/2008	—	331,237	662,474	2,123	4,245	6,368	1,698	10,976	53.00	449,988
James W. Baehren	3/7/2008	—	249,779	499,558	2,123	4,245	6,368	1,698	10,976	53.00	449,988
L. Richard Crawford	3/7/2008	—	364,640	729,280	2,359	4,717	7,076	1,887	12,195	53.00	500,010
Gregory W. J. Ridder	3/7/2008	—	276,467	552,934	1,297	2,594	3,891	1,038	6,707	53.00	274,994

(1)
This column shows the amounts representing the annual incentive opportunity available under the annual incentive plan. See "Compensation Discussion and Analysis—Annual Incentive" for further discussion. Amounts indicated represent percent of base salary as of 12/31/2008. Actual payouts will vary based on actual base pay earned during the performance period.

(2)
This column shows the performance shares granted under the Company's Equity Participation Plan. See "Compensation Discussion and Analysis—Long Term Incentives" for further discussion regarding the awards. No performance shares will be paid, if any, until 2011.

(3)
This column shows the number of shares of time-based restricted stock granted in 2008 to each of the named executive officers under the Company's Equity Participation Plan. See "Compensation Discussion and Analysis—Long Term Incentives" for further discussion regarding the awards. The restrictions on these shares lapse in equal annual installments on each of the first four anniversaries of the grant date.

(4)
This column shows the number of stock options granted in 2008 to each of the named executive officers under the Company's Equity Participation Plan. See "Compensation Discussion and Analysis—Long Term Incentives" for further discussion regarding the awards. The options vest and become exercisable in equal annual installments on each of the first four anniversaries of the grant date.

(5)
This column shows the exercise price for the stock options granted in 2008, which was the closing price of the Company's Common Stock on the date the Compensation Committee granted the options.

(6)
The full grant date fair value was computed in accordance with FAS 123R based on the assumptions set forth in Note 13 to the audited financial statements included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 17, 2009. There can be no assurances that the FAS 123R amounts shown in the table will be realized by the named executive officer.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008

						Stock Awards
	Option Awards										Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(20)
									Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable		Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested ($)(20)
Albert P. L. Stroucken	0	(1)	97,561	$53.00	3/7/2015	15,094	(11)	$412,519	37,736	(21)	$1,031,325
	317,796	(2)	0	19.58	12/4/2013	80,441	(12)	2,198,453	72,115	(22)	1,970,903
	170,025	(3)	170,026	19.58	12/4/2013
Edward C. White	0	(1)	10,976	53.00	3/7/2015	1,698	(11)	46,406	4,245	(21)	116,016
	4,606	(4)	13,818	23.96	3/7/2014	2,817	(13)	76,989	8,837	(22)	241,515
	3,264	(5)	13,264	18.25	2/8/2013	3,151	(14)	86,117	14,829	(23)	405,277
	0	(6)	3,750	24.17	3/31/2012	1,125	(15)	30,746
						10,000	(16)	273,300
						8,000	(17)	218,640
						6,000	(18)	163,980
						3,000	(19)	81,990
James W. Baehren	0	(1)	10,976	53.00	3/7/2015	1,698	(11)	46,406	4,245	(21)	116,016
	4,606	(4)	13,818	23.96	3/7/2014	2,817	(13)	76,989	8,837	(22)	241,515
	10,380	(5)	10,381	18.25	2/8/2013	2,466	(14)	67,396	11,605	(23)	317,165
	11,250	(6)	3,750	24.17	3/31/2012	1,125	(15)	30,746
	15,000	(7)	0	12.68	3/11/2014	15,000	(16)	409,950
						12,000	(17)	327,960
						10,000	(18)	273,300
						3,000	(19)	81,990
L. Richard Crawford	0	(1)	12,195	53.00	3/7/2015	1,887	(11)	51,572	4,717	(21)	128,916
	4,606	(4)	13,818	23.96	3/7/2014	2,817	(13)	76,989	8,837	(22)	241,515
	8,766	(5)	8,766	18.25	2/8/2013	2,082	(14)	56,901	9,800	(23)	267,834
	7,125	(6)	2,375	24.17	3/31/2012	1,000	(15)	27,330
	8,000	(7)	0	12.68	3/11/2014	12,000	(16)	327,960
	3,500	(8)	0	9.93	2/18/2013	12,000	(17)	327,960
	4,000	(9)	0	9.99	1/3/2012	10,000	(18)	273,300
	7,500	(10)	0	5.69	1/3/2011	3,000	(19)	81,990
Gregory W. J. Ridder	0	(1)	6,707	53.00	3/7/2015	1038	(11)	28,369	2,594	(21)	70,894
	2,814	(4)	8,442	23.96	3/7/2014	1,722	(13)	47,062	5,400	(22)	147,582
	6,920	(5)	6,921	18.25	2/8/2013	1,644	(14)	44,931	7,737	(23)	211,452
	4,500	(6)	1,500	24.17	3/31/2012	225	(15)	6,149
	6,000	(7)	0	12.68	3/11/2014	4,000	(16)	109,320
	5,300	(8)	0	9.93	2/18/2013	2,000	(17)	54,660
	6,000	(9)	0	9.99	1/3/2012	2,000	(18)	54,660
						4,000	(19)	109,320

OPTION AWARD VESTING SCHEDULE

			Exercisable Dates
		Option Price
	Option Grant Date		25%	25%	25%	25%
(1)	March 7, 2008	$53.00	3/7/09	3/7/10	3/7/11	3/7/12
(2)	December 4, 2006	$19.58	12/4/06	12/4/06	12/4/06	12/4/06
(3)	December 4, 2006	$19.58	12/4/07	12/4/08	12/4/09	12/4/10
(4)	March 7, 2007	$23.96	3/7/08	3/7/09	3/7/10	3/7/11
(5)	February 8, 2006	$18.25	2/8/07	2/8/08	2/8/09	2/8/10
(6)	March 31, 2005	$24.17	3/31/06	3/31/07	3/31/08	3/31/09
(7)	March 10, 2004	$12.68	3/10/05	3/10/05	3/10/05	8/11/05
(8)	February 18, 2003	$9.93	3/16/04	4/29/04	11/4/04	12/6/04
(9)	January 2, 2002	$9.99	1/31/03	6/9/04	11/5/04	12/6/04
(10)	January 2, 2001	$5.69	1/31/02	1/31/02	1/31/02	2/11/02

RESTRICTED STOCK VESTING SCHEDULE

	Grant Date	Vesting Terms
(11)	March 7, 2008	The restriction on these shares lapse in equal annual installments on each of the first four anniversaries of the grant date.
(12)	December 4, 2006	The restriction on these shares lapse in equal annual installments on each of the first four anniversaries of the grant date.
(13)	March 7, 2007	The restriction on these shares lapse in equal annual installments on each of the first four anniversaries of the grant date.
(14)	February 8, 2006	The restriction on these shares lapse in equal annual installments on each of the first four anniversaries of the grant date.
(15)	March 31, 2005	The restriction on these shares lapse in equal annual installments on each of the first four anniversaries of the grant date.
(16)	March 10, 2004
The restrictions on these shares lapse upon the later to occur of (a) the third anniversary of the grant date, and (b) either (i) the grantee's retirement from the Company, or (ii) a termination of employment that is not initiated by, and not voluntary on the part of the grantee other than for cause.
(17)	February 17, 2003
The restrictions on these shares lapse upon the later to occur of (a) the third anniversary of the grant date, and (b) either (i) the grantee's retirement from the Company, or (ii) a termination of employment that is not initiated by, and not voluntary on the part of the grantee other than for cause.

	Grant Date	Vesting Terms
(18)	February 2, 2002	The restrictions on these shares lapse upon the later to occur of (a) the third anniversary of the grant date, and (b) either (i) the grantee's retirement from the Company, or (ii) a termination of employment that is not initiated by, and not voluntary on the part of the grantee other than for cause.
(19)	May 17, 1999
The restrictions on these shares lapse upon the later to occur of (a) the third anniversary of the grant date, and (b) either (i) the grantee's retirement from the Company, or (ii) a termination of employment that is not initiated by, and not voluntary on the part of the grantee other than for cause.
(20)	Market value is computed based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 2008 ($27.33), the last business day of the year.

RESTRICTED STOCK UNIT VESTING SCHEDULE

	Grant Date	Vesting Terms
(21)	March 7, 2008	Performance shares for the grant period of 2008-2010. The terms of these performance shares are described in the section entitled "Compensation Discussion and Analysis."
(22)	March 7, 2007	Performance shares for the grant period of 2007-2009. The terms of these performance shares are described in the section entitled "Compensation Discussion and Analysis."
(23)	February 8, 2006	Performance shares for the grant period of 2006-2008. The terms of these performance shares are described in the section entitled "Compensation Discussion and Analysis."

OPTION EXERCISES AND STOCK VESTED IN 2008

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Albert P. L. Stroucken	0	$—	26,813	$518,563
Edward C. White	21,250	741,663	19,389	1,044,112
James W. Baehren	15,000	645,570	19,179	1,031,416
L. Richard Crawford	0	0	17,097	919,539
Gregory W. J. Ridder	0	0	6,270	336,022

PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Albert P. L. Stroucken	Salary Pension Plan			$0	$0
	Supplemental Retirement Benefit Plan	3.50	(1)	1,063,495	0
Edward C. White	Salary Pension Plan	33.67		1,186,219	0
	Supplemental Retirement Benefit Plan	33.67		1,653,989	0
James W. Baehren	Salary Pension Plan	16.67		790,899	0
	Supplemental Retirement Benefit Plan	16.67		256,614	0
L. Richard Crawford	Salary Pension Plan	25.42		677,987	0
	Supplemental Retirement Benefit Plan	25.42		155,378	0
Gregory W. J. Ridder	Superannuation Plan	26.42		1,292,990	0

(1)
Mr. Stroucken's service includes 1.5 years of additional service included in the SRBP benefit, per his employment agreement described above under the heading "Employment Agreements." The additional value due to the additional service granted to Mr. Stroucken equals $455,784 for 2008.

Assumptions:
Mortality:

No pretirement mortality is assumed. After retirement, mortality is RP 2000 projected to 2015 adjusted for white collar workforce. For the portion of the benefit assumed to be received as a lump sum, the applicable IRS lump-sum mortality table is used.

Lump sum rate (Salary Retirement Plan):	6.44%
Lump sum rate (Supplemental Retirement Benefit Plan):	6.44%
Annuity Rate (Salary Retirement Plan):	6.44%
Annuity Rate (Supplemental Retirement Benefit Plan):	N/A

  Actual 2008 pensionable earnings used (Pensionable Earnings = 2008 Base + 2008 annual incentive plan awards)

  Salaried benefits accrued prior to December 31, 2004 and all SRBP benefits are assumed to be taken as a lump sum. Benefits accrued after December 31, 2004 are assumed to be taken as an annuity.

NON-QUALIFIED DEFERRED COMPENSATION (1)

Name	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)(4)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)
Albert P. L. Stroucken	$0	$0	$0	$0	$0
Edward C. White	52,236	10,997	11,854	0	235,618
James W. Baehren	12,082	6,041	6,166	0	106,787
L. Richard Crawford	24,026	9,610	2,665	0	70,591
Gregory W. J. Ridder(5)	0	0	0	0	0

(1)
Participants may defer up to 19% of base salary into the Executive Deferred Savings Plan. Deferrals, including the Company match on such deferrals, may be credited to a "cash deferral account" or a "stock deferral account" at the individual's election. Interest is credited in the "cash" account, compounded monthly, at a rate equal to the average annual yield on domestic corporate bonds of Moody's A-rated companies. The "stock" account is credited with a number of stock units equal in value to the amount of amounts specified to be credited to each respective account, and the value of such account is determined by reference to the closing price of the Company's stock on the prinicipal exchange on which Company stock is traded on the day before the date on or as of whcih such value is being determined or, if no Company stock was traded on such day, then on the next preceding trading day on which Company stock was so traded. Upon any termination of employment, the account balance is paid out in its entirety as soon as practical following such termination.

(2)
Amounts in this column are included in the named executive officer's base salary on the "Summary Compensation Table."

(3)
Amounts in this column are included in the "All Other Compensation" column on the "Summary Compensation Table."

(4)
Amounts in this column are not included in any of the amounts reported on the "Summary Compensation Table."

(5)
Mr. Ridder is not eligible to participate in this plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The following tables show the amount of compensation that may be paid to each named executive officer upon voluntary termination, early retirement, normal retirement, involuntary termination not for cause, change in control, for-cause termination, disability, or death. The amounts shown assume a termination date effective December 31, 2008, the last business day of the year. For payments made pursuant to stock option, restricted stock, or performance unit awards, the amount earned by each named executive upon retirement differs whether they are eligible for early or normal retirement. As a result, the table reflects only that amount they were eligible for at December 31, 2008.

        Unless specifically noted, each of the payments described below are the same for any salaried employee of the Company.

Payments Made Upon Termination

        Payments made upon termination for any reason include:

  •
  Amounts accrued and vested through the Salary Retirement Plan, Supplemental Benefit Retirement Plan and the Superannuation Plan (in the case of Mr. Ridder).

  •
  In the case of Mr. Ridder, statutory entitlements of unused annual leave and long service leave.

  •
  Stock options that are already vested at the date of termination.

Payments Made Upon Retirement

        In addition to the above, payments made upon retirement include:

  •
  In the event of normal retirement (age 65), stock options granted in 2004 and earlier are immediately vested and are exercisable for three months post-retirement. In the event of normal retirement (age 65) or early retirement post-age 60, options granted in 2005 and later continue normal vesting and are exercisable through their term.

  •
  In the event of normal retirement, restricted stock awards granted in 2004 and earlier vest at retirement. Where the restrictions have not yet lapsed, restricted stock awards granted in 2005 and later are forfeited in the case of any retirement.

  •
  In the event of normal retirement or early retirement post-age 60, performance units are immediately vested and any payout earned will be paid following the related three-year cycle.

  •
  In the event of any retirement, Mr. Baehren, Mr. Crawford and Mr. White are eligible to participate in the Company's retiree medical plan for U. S. employees. This plan provides both pre- and post-age 65 coverage to employees and their spouse. The plan was closed to new entrants effective January 1, 2003; as a result, Mr. Stroucken is not eligible to participate in this plan. Mr. Ridder is not eligible to participate in this plan as he is not a U. S. employee.

Payments Made Upon Involuntary Termination Not For Cause or Change in Control

        In addition to that noted under Payments Made Upon Termination, each named executive officer is eligible for the following:

  •
  In the event of Involuntary Termination Not For Cause, restricted stock awards granted in 2004 and earlier vest at termination. Restricted stock awards granted in 2005 and later are forfeited.

  •
  In the event of Involuntary Termination Not For Cause, there is immediate vesting on a pro-rata share of performance shares, with any payout made after the applicable performance cycle.

  •
  In the event of a change in control, all previously unvested stock options, restricted stock awards, and performance shares will immediately vest.

  •
  In the event of Involuntary Termination Not For Cause, Mr. Stroucken is eligible for severance in the amount of two times annual base salary plus target bonus, payable over 24 months and continued health care coverage for 24 months at the same rate as active employees unless enrolled for coverage in another employer's health plan. Such severance is subject to release and continued compliance with a 2 year non-compete / non-solicitation and confidentiality requirements.

  •
  In the event of a termination without cause within one year after a Change in Control, Mr. Stroucken is eligible for those benefits noted above in the event of Involuntary Termination Not For Cause, with protection against negative excise tax.

  •
  In the event of Involuntary Termination Not For Cause, Messrs. Baehren, Crawford and White are eligible for severance in the amount of one times annual base salary, any annual incentive plan awards earned (based on actual business results and funding, not adjusted up or down for the 20% discretionary component) during the severance period, and 12 months of continued health care coverage for themselves and their dependents at the same rate as active employees, per the terms of severance agreements entered into between the Company and each executive officer. Such severance is subject to release and continued compliance with a one year non-compete / non-solicitation agreement.

  •
  In the event of involuntary termination not for cause, Mr. Ridder is eligible for severance in the amount of four weeks pay per year of service and notice in the amount of six months pay.

Payments Made Upon Death or Disability

  •
  In the event of disability, each named executive officer, with the exception of Mr. Ridder, is eligible to participate in the Company's Long Term Disability plan for salaried U. S. employees. This plan pays participants 70% of their base salary plus target bonus for the duration of their disability, or until age 65. Mr. Ridder is not eligible to participate in this plan as he is not a U. S. employee.

  •
  In the event of disability, each named executive officer, with the exception of Mr. Ridder, receives continued coverage under the Company's health care plan for active employees for the duration of their coverage under the Company's long term disability plan.

  •
  In the event of death or disability, all stock options, restricted stock and performance share awards are immediately vested. Any payout of performance shares is made at the completion of the appropriate performance cycle.

  •
  The named executive officers participate in a life insurance program that differs from that offered to most salaried employees of the Company. For U. S. named executive officers, the benefit payable to the beneficiary upon death is three times annual base salary. For Mr. Ridder, the benefit payable to his beneficiary upon death is $400,000.

        The following table represents payments that may be paid to Mr. Stroucken under the various termination scenarios:

	Voluntary Termination on 12/31/08	Early Retirement on 12/31/08	Normal Retirement on 12/31/08	Involuntary Termination Not For Cause on 12/31/08	Change In Control on 12/31/08	For Cause Termination on 12/31/08	Disability on 12/31/08	Death on 12/31/08
Compensation
Short-term (annual) Incentive Compensation (SMIP)	$—	$—	$—	$3,000,000	$3,000,000	$—	$3,000,000	$—
Stock Options	3,780,613	—	—	3,780,613	5,098,314	3,780,613	5,098,314	5,098,314
Performance Shares	—	—	—	1,657,710	3,002,228	—	3,002,228	3,002,228
Restricted Stock Awards	—	—	—	—	2,610,972	—	2,610,972	2,610,972
Benefits and Perquisites
Retirement Plans	—	1,180,812	—	1,063,000	1,063,000	—	1,063,000	2,753,000
Health & Welfare Benefits	—	—	—	10,800	10,800	—	45,500	10,800
Disability Income	—	—	—	—	—	—	5,629,923	—
Life Insurance Benefits	—	—	—	—	—	—	—	3,000,000
Excise Tax & Gross-Up	—	—	—	—	5,008,552	—	—
Cash Severance	—	—	—	2,000,000	2,000,000	—	2,000,000	—

Assumptions

        No pre-retirement mortality is assumed. For the portion of the benefit assumed to be received as a lump sum, the applicable IRS lump sum mortality table is used.

        SRBP benefits are assumed to be taken as a lump sum. The interest rate used for lump sums is 6.44%.

Benefits Payable

        Mr. Stroucken is not eligible for the Salary Retirement Plan.

        Per his employment agreement, Mr. Stroucken is eligible to receive his accrued benefit without 5 years of service, except in the cases of voluntary termination and for-cause termination.

        The following table represents payments that may be paid to Mr. White under the various termination scenarios:

	Voluntary Termination on 12/31/08	Early Retirement on 12/31/08	Normal Retirement on 12/31/08	Involuntary Termination Not For Cause on 12/31/08	Change In Control on 12/31/08	For Cause Termination on 12/31/08	Disability on 12/31/08	Death on 12/31/08
Compensation
Short-term (annual) Incentive Compensation (SMIP)	$—	$—	$—	$331,237	$—	$—	$—	$—
Stock Options	45,159	224,013	—	45,159	224,013	45,159	224,013	224,013
Performance Shares	—	762,808	—	604,959	762,808	—	762,808	762,808
Restricted Stock Awards	737,910	737,910	—	737,910	978,168	737,910	978,168	978,168
Benefits and Perquisites
Retirement Plans	2,840,000	3,507,000	—	2,840,000	2,840,000	2,840,000	2,840,000	3,507,000
Health & Welfare Benefits	—	454,000	—	5,400	5,400	—	414,000	20,000
Disability Income	—	—	—	—	—	—	1,643,281	—
Life Insurance Benefits	—	—	—	—	—	—	—	1,242,138
Excise Tax & Gross-Up	—	—	—	—	—	—	—	—
Cash Severance	—	—	—	414,046	—	—	—	—

Assumptions

        No pre-retirement mortality is assumed. After retirement, for the portion of the benefit assumed to be received as an annuity, mortality is RP 2000 projected to 2015 adjusted for white collar workforce for 12/31/08. For the portion of the benefit assumed to be received as a lump sum, the applicable IRS lump sum mortality table is used.

        Salaried benefits accrued prior to 12/31/2004 and all SRBP benefits are assumed to be taken as a lump sum. Salaried Plan benefits accrued after 12/31/2004 are assumed to be taken as an annuity. The interest rate used for lump sums and annuities for the salary plan is 6.44% and the interest rate used for lump sums in the SRBP is 4.37%, since Mr. White has a 4.37% interest rate guarantee.

Benefits Payable

        Termination benefits    represent the value of the pension benefits as if the participant terminates on December 31, 2008 and commences payment at normal retirement date. There are no provisions in the pension plans that are contingent on the type of termination. Since retiree health and welfare benefits must be elected immediately or forfeited, no retiree health and welfare benefits are shown.

        Earliest retirement benefits    represent the value of the pension benefits as if the participant retires on December 31, 2008 and commences payment as soon as possible. Since Mr. White is currently eligible to retire, this value represents commencement at December 31, 2008. The health and welfare benefits represent the value of the postretirement medical and executive retiree life insurance benefits as if the participant retires as of December 31, 2008 and immediately elects coverage.

        Disability benefits    represent the value of benefits as if the participant becomes disabled on December 31, 2008. Pension benefits reflect accrued benefits payable at age 65. Health and welfare benefits represent retiree medical and life insurance benefits commencing at age 65 for those eligible to retire at December 31, 2008.

        Death benefits    represent the value of benefits as if the participant became deceased on December 31, 2008. Pension benefits reflect an immediate lump sum payable to the spouse equal to the greater of the lump-sum value of the participant's immediate retirement benefit, or the lump sum value of 25% of the participant's earnings. Health and welfare benefits represent retiree medical benefits for the spouse if the participant was retirement eligible as of December 31, 2008.

        The following table represents payments that may be paid to Mr. Baehren under the various termination scenarios:

	Voluntary Termination on 12/31/08	Early Retirement on 12/31/08	Normal Retirement on 12/31/08	Involuntary Termination Not For Cause on 12/31/08	Change In Control on 12/31/08	For Cause Termination on 12/31/08	Disability on 12/31/08	Death on 12/31/08
Compensation
Short-term (annual) Incentive Compensation (SMIP)	$—	$—	$—	$249,779	$—	$—	$—	$—
Stock Options	365,073	—	—	365,073	517,749	365,073	517,749	517,749
Performance Shares	—	—	—	516,847	674,696	—	674,696	674,696
Restricted Stock Awards	1,093,200	1,093,200	—	1,093,200	1,314,737	1,093,200	1,314,737	1,314,737
Benefits and Perquisites
Retirement Plans	1,048,000	1,511,000	—	1,048,000	1,048,000	1,048,000	1,048,000	1,511,000
Health & Welfare Benefits	—	429,000	—	14,400	14,400	—	365,000	29,000
Disability Income	—	—	—	—	—	—	2,384,006	—
Life Insurance Benefits	—	—	—	—	—	—	—	1,152,825
Excise Tax & Gross-Up	—	—	—	—	—	—	—	—
Cash Severance	—	—	—	384,275	—	—	—	—

Assumptions

        No pre-retirement mortality is assumed. After retirement, for the portion of the benefit assumed to be received as an annuity, mortality is RP 2000 projected to 2015 adjusted for white collar workforce for 12/31/08. For the portion of the benefit assumed to be received as a lump sum, the applicable IRS lump sum mortality table is used.

        Salaried benefits accrued prior to 12/31/2004 and all SRBP benefits are assumed to be taken as a lump sum. Salaried Plan benefits accrued after 12/31/2004 are assumed to be taken as an annuity. The interest rate used for lump sums and annuities in the salary plan is 6.44% and the interest rate used for lump sums in the SRBP is 6.44%.

Benefits Payable

        Termination benefits    represent the value of the pension benefits as if the participant terminates on December 31, 2008 and commences payment at normal retirement date. There are no provisions in the pension plans that are contingent on the type of termination. Since retiree health and welfare benefits must be elected immediately or forfeited, no retiree health and welfare benefits are shown.

        Earliest retirement benefits    represent the value of the pension benefits as if the participant retires on December 31, 2008 and commences payment as soon as possible. Since Mr. Baehren is currently eligible to retire, this value represents commencement at December 31, 2008. The health and welfare benefits represent the value of the postretirement medical and executive retiree life insurance benefits as if the participant retires as of December 31, 2008 and immediately elects coverage.

        Disability benefits    represent the value of benefits as if the participant becomes disabled on December 31, 2008. Pension benefits reflect accrued benefits payable at age 65. Health and welfare benefits represent retiree medical and life insurance benefits commencing at age 65 for those eligible to retire at December 31, 2008.

        Death benefits    represent the value of benefits as if the participant became deceased on December 31, 2008. Pension benefits reflect an immediate lump sum payable to the spouse equal to the greater of the lump-sum value of the participant's immediate retirement benefit, or the lump sum value of 25% of the participant's earnings. Health and welfare benefits represent retiree medical benefits for the spouse if the participant was retirement eligible as of December 31, 2008.

        The following table represents payments that may be paid to Mr. Crawford under the various termination scenarios:

	Voluntary Termination on 12/31/08	Early Retirement on 12/31/08	Normal Retirement on 12/31/08	Involuntary Termination Not For Cause on 12/31/08	Change In Control on 12/31/08	For Cause Termination on 12/31/08	Disability on 12/31/08	Death on 12/31/08
Compensation
Short-term (annual) Incentive Compensation (SMIP)	$—	$—	$—	$364,640	$—	$—	$—	$—
Stock Options	527,411	—	—	527,411	661,078	527,411	661,078	661,078
Performance Shares	—	—	—	471,816	638,265	—	638,265	638,265
Restricted Stock Awards	—	—	—	1,011,210	1,224,001	—	1,224,001	1,224,001
Benefits and Perquisites
Retirement Plans	833,000	833,000	—	833,000	833,000	833,000	833,000	945,000
Health & Welfare Benefits	—	—	—	14,400	14,400	—	78,800	7,200
Disability Income	—	—	—	—	—	—	6,279,826	—
Life Insurance Benefits	—	—	—	—	—	—	—	1,367,400
Excise Tax & Gross-Up	—	—	—	—	—	—	—	—
Cash Severance	—	—	—	455,800	—	—	—	—

Assumptions

        No pre-retirement mortality is assumed. After retirement, for the portion of the benefit assumed to be received as an annuity, mortality is RP 2000 projected to 2015 adjusted for white collar workforce for 12/31/08. For the portion of the benefit assumed to be received as a lump sum, the applicable IRS lump sum mortality table is used.

        Salaried benefits accrued prior to 12/31/2004 and all SRBP benefits are assumed to be taken as a lump sum. Salaried Plan benefits accrued after 12/31/2004 are assumed to be taken as an annuity. The interest rate used for lump sums and annuities in the salary plan is 6.44% and the interest rate used for lump sums in the SRBP is 6.44%.

Benefits Payable

        Termination benefits    represent the value of the pension benefits as if the participant terminates on December 31, 2008 and commences payment at normal retirement date. There are no provisions in the pension plans that are contingent on the type of termination. Since retiree health and welfare benefits must be elected immediately or forfeited, no retiree health and welfare benefits are shown.

        Earliest retirement benefits    represent the value of the pension benefits as if the participant retires on December 31, 2008 and commences payment as soon as possible. Since Mr. Crawford is not currently eligible to retire, this value represents commencement at normal retirement. The health and welfare benefits represent the value of the postretirement medical and executive retiree life insurance benefits as if the participant retires as of December 31, 2008 and immediately elects coverage. Since Mr. Crawford is not eligible for retiree health and welfare benefits as of December 31, 2008, no values are shown.

        Disability benefits    represent the value of benefits as if the participant becomes disabled on December 31, 2008. Pension benefits reflect accrued benefits payable at age 65. Health and welfare benefits represent retiree medical and life insurance benefits commencing at age 65 for those eligible to retire at December 31, 2008.

        Death benefits    represent the value of benefits as if the participant became deceased on December 31, 2008. Pension benefits reflect an immediate lump sum payable to the spouse equal to the greater of the lump sum value of the participant's immediate retirement benefit, or the lump sum value of 25% of the participant's earnings. Health and welfare benefits represent retiree medical benefits for the spouse if the participant was retirement eligible as of December 31, 2008.

        The following table represents payments that may be paid to Mr. Ridder under the various termination scenarios:

	Voluntary Termination on 12/31/08	Early Retirement on 12/31/08	Normal Retirement on 12/31/08	Involuntary Termination Not For Cause on 12/31/08	Change In Control on 12/31/08	For Cause Termination on 12/31/08	Disability on 12/31/08	Death on 12/31/08
Compensation
Short-term (annual) Incentive Compensation (SMIP)	$—	$—	$—	$—	$284,165	$—	$—	$—
Stock Options	370,697	—	—	370,697	466,729	370,697	466,729	466,729
Performance Shares	—	—	—	333,472	429,928	—	429,928	429,924
Restricted Stock Awards	—	—	—	327,960	454,471	—	454,471	454,471
Benefits and Perquisites
Retirement Plans	1,261,702	1,898,058	1,898,058	1,244,528	1,244,528	1,244,528	2,135,172	2,135,172
Health & Welfare Benefits	—
Disability Income	—	—	—	—	—	—	422,544	—
Life Insurance Benefits	—	—	—	—	—	—	—	400,000
Statutory Benefits	759,132	759,132	759,132	759,132	759,132	759,132	759,132	759,132
Excise Tax & Gross-Up	—	—	—	—	—	—	—	—
Cash Severance	—	—	—	1,190,326	1,190,326	—	—	—

Benefits Payable

        Termination benefits represent the value of the pension benefits as if the participant terminates on December 31, 2008. Since the plan is a cash balance type plan, benefits are fully accrued and payable after 20 year of service.

        Disability benefits represent two years payment from the superannuation plan plus full superannuation benefits as if the participant becomes disabled on December 31, 2008.

        Death benefits represent the value of benefits as if the partipant became deceased on December 31, 2008.

AUDIT COMMITTEE REPORT

        As part of its ongoing activities, which are described under the heading "Proposal 1: Election of Directors—Committees of the Board of Directors—Audit Committee," the Audit Committee has:

  •
  discussed with the Company's director of internal audit and Ernst & Young LLP, the Company's independent registered public accounting firm, the overall scope and plans for their respective audits;

  •
  reviewed and discussed with management and the independent registered public accounting firm the Company's audited financial statements and the independent registered public accounting firm's evaluation of the Company's system of internal control over financial reporting contained in the 2008 Annual Report on Form 10-K;

  •
  discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and other professional standards;

  •
  received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence;

  •
  discussed with the independent registered public accounting firm its independence from the Company and its management; and

  •
  met with the director of internal audit and the independent registered public accounting firm, with and without management present, to discuss the above matters and the overall quality of the Company's financial reporting.

        On the basis of the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2008, for filing with the Securities and Exchange Commission. Also, the Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2009.

        The Audit Committee also concluded that the independent registered public accounting firm's provision of non-audit services, as described in the following section, to the Company and its affiliates is compatible with the independent registered public accounting firm's independence.

Gary F. Colter, Chair
Peter S. Hellman
Dennis K. Williams

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        In accordance with the Securities and Exchange Commission's auditor independence rules, the Audit Committee has adopted procedures for pre-approving all non-audit services performed by Ernst & Young LLP. Those procedures are set forth below under the heading "Pre-Approval of Independent Registered Public Accounting Firm Services."

Fees Paid to Ernst & Young LLP

        The aggregate fees for professional services provided by Ernst & Young LLP to the Company in 2008 and 2007 for these various services were:

Type of Fees	2008	2007
	($ in millions)
Audit Fees	$7.98	$9.17
Audit-Related Fees	.90	1.85
Tax Fees	1.19	.95
All Other Fees	—	—
Total	$10.07	$11.97

        In the above table: (a) "audit fees" were for the audit and quarterly reviews of the consolidated accounts, attestation report on internal control required by Section 404 of the Sarbanes-Oxley Act of 2002, statutory audits of international subsidiaries, audits of subsidiaries whose securities are pledged as collateral and services related to SEC filings and non-SEC offerings (2007 only); (b) "audit-related fees" were for audits of employee benefit plans, audit procedures for divested businesses (2007 only), agreed-upon procedures for third parties, and other accounting consultations; and (c) "tax fees" were for expatriate tax compliance and advisory services, tax return preparation, federal, state and local tax planning, and international tax planning and advice. All fees for professional services by Ernst & Young LLP were approved in advance under the Board's pre-approval policy.

Pre-Approval of Independent Registered Public Accounting Firm Services

        No services will be provided to the Company that are specifically prohibited by the Sarbanes-Oxley Act of 2002. Permitted services will be pre-approved by the Audit Committee of the Board of Directors as follows:

Statement of Principles

        The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair the firm's independence from the Company. Unless a type of service has received pre-approval, it will require separate pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels will also require separate pre-approval by the Audit Committee.

        This Policy describes the Audit, Audit-Related, Tax, and All Other services that have the pre-approval of the Audit Committee. For non-audit services, Company management will submit to the Committee for approval a list of non-audit services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. The term of any pre-approval is for 12 months, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will from time to time review and, if necessary, revise the list of pre-approved services based on subsequent determinations.

Delegation

        The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services

        The annual Audit services engagement terms and fees will be subject to separate pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

        In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent registered public accounting firm reasonably can provide. Company management will submit to the Committee for approval the list of Audit services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. All other Audit services not pre-approved must be separately pre-approved by the Audit Committee.

Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements and that are traditionally performed by the independent registered public accounting firm. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the firm and is consistent with the SEC's rules on auditor independence.

        Company management will submit to the Committee for approval the list of Audit-related services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. All other Audit-related services not pre-approved must be separately pre-approved by the Audit Committee.

Tax Services

        The Audit Committee believes that the independent registered public accounting firm can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the firm's independence.

        Company management will submit to the Committee for approval the list of Tax services that it recommends the Committee engage the independent registered public accounting firm to provide for the fiscal year. All Tax services involving large and complex transactions not pre-approved must be separately pre-approved by the Audit Committee.

All Other Services

        The Audit Committee will separately pre-approve those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the firm.

        A list of the SEC's prohibited non-audit services is set forth below. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

Pre-Approval Fee Levels or Budgeted Amounts

        Pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm will be established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts will require separate pre-approval by the Audit Committee.

Procedures

        Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the chief financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this policy.

Supporting Documentation

        With respect to each proposed pre-approval service, the independent registered public accounting firm will provide to the Audit Committee, as requested, detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

Prohibited Non-Audit Services

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client

  •
  Financial information systems design and implementation

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  •
  Actuarial services

  •
  Internal audit outsourcing services

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

 PROPOSAL 2:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP has served as the Company's independent registered public accounting firm since 1987, and the Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

        Although the Board is not required to submit the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for share owner approval, the Board has elected to seek ratification by the share owners of the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009. In the event the Company's share owners do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider its recommendation.

        A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires, and will also be available to respond to appropriate questions from share owners.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

 PROPOSAL 3:
APPROVAL OF SECOND RESTATED CERTIFICATE OF INCORPORATION
INCREASING MAXIMUM AUTHORIZED NUMBER OF DIRECTORS

        The Company is proposing to amend and restate its Restated Certificate of Incorporation (the "Restated Certificate") to increase the maximum authorized number of directors that may serve on the Board of Directors from eleven (11) to twelve (12). The text of the Second Restated Certificate is attached to this Proxy Statement as Appendix A.

        If approved, the amendments to the Restated Certificate will be implemented by filing the Second Restated Certificate of Incorporation with the Secretary of State of Delaware (the "Second Restated Certificate").

Reason For And The Effects Of The Amendments

        Currently, eleven directors serve on the Board of Directors. Section A of Article X of the Restated Certificate limits the size of the Board to a minimum of one and maximum of eleven directors. The purpose of amending the Restated Certificate is to amend Section A of Article X in order to increase the maximum numbers of directors that may serve on the Board.

        The Board of Directors believes that increasing the number of directors is advisable in order to bring increased experience and diversity of opinions to the Board. The proposed amendment would increase the maximum size of the Board to twelve directors while permitting the Board to determine the size of the Board by resolution.

Section 242 Of The General Corporation Law Of The State Of Delaware

        Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") permits the amendment of a corporation's certificate of incorporation so long as the holders of at least a majority of the issued and outstanding shares entitled to vote thereon, and a majority of the issued and outstanding shares of each class entitled to vote thereon as a class, approve the action. Because there are no currently issued shares of Preferred Stock, only the vote of the holders of the Company's Common Stock is required for this action.

        Under Section 242, whenever the certificate of incorporation requires for action by the board of directors, by the holders of any class or series of shares or by the holders of any other securities having voting power, the vote of a greater number or proportion than is required by any section of the DGCL, the provision of the certificate of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote.

Effective Date

        The Second Restated Certificate shall be effective upon filing pursuant to the DGCL. The Company intends to file the Second Restated Certificate with the Secretary of State of Delaware promptly following its approval at the 2009 Annual Meeting of Stockholders.

Vote Required

        Under Article XII of the Restated Certificate, approval by the affirmative vote of holders of not less than 80% of the outstanding shares of capital stock of the Company is required in order to repeal or amend the provisions of Article X, Article XI or Article XII. Since the proposed amendment is to Section A of Article X, the affirmative vote of holders of 80% of the outstanding shares of capital stock of the Company will be required to approve the Second Restated Certificate. Because there are no currently issued shares of Preferred Stock, only the vote of the holders of the Company's Common Stock is required for this action. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE SECOND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 4:
APPROVAL OF THE AMENDMENT AND RESTATEMENT
OF THE COMPANY'S
2005 INCENTIVE AWARD PLAN

        The Company previously adopted and share owner previously approved the Owens-Illinois 2005 Incentive Award Plan (the "2005 Plan") in order to promote the success and enhance the value of the Company by linking the personal interest of participants to those of Company share owners and by providing participants with an incentive for outstanding performance. The Board of Directors has approved an amendment and restatement of the 2005 Plan (which is referred to as the "Restated Plan"), subject to share owner approval which:

  •
  increases the number of shares available under the 2005 Plan by 9,000,000;

  •
  limits payment of dividend equivalent rights to vested awards;

  •
  eliminates dividend equivalent rights on stock options and stock appreciation rights;

  •
  specifically prohibits all forms of repricing of options or stock appreciation rights without shareholder approval; and

  •
  extends the term of the plan until 2019.

        In addition, certain other immaterial administrative changes have been included in the Restated 2005 Plan.

        Share owner approval is required in order to increase the number of shares under the terms of the 2005 Plan.

        In addition, the Company is seeking share owner approval of the material terms of performance goals under the Restated Plan. Share owner approval of such terms would preserve the Company's ability to deduct compensation associated with future performance-based awards made under the Restated Plan to certain executives. IRC Section 162(m) ("Section 162(m)") limits the deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer, and its three other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the "covered employees"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights qualify as performance-based compensation. Other awards that we may grant under the Restated Plan may qualify as performance- based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the Compensation Committee. Performance shares which the Company currently uses under the 2005 Plan are intended to qualify as performance based compensation exempt from Section 162(m). The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, the share owners must approve the material terms of the performance goals every five years.

        Although the material terms of the 2005 Plan normally would not need approval until 2010, since the Company is already seeking share owner approval for the increase in the number of shares, it determined also to seek approval of the material terms of the performance goals under the Restated Plan at this time. For a discussion of the performance criteria for which approval is being sought, please see the discussion under "Performance Based Awards" below.

        The Company adopted the Restated Plan because as of February 24, 2009 only 2,572,574 shares remained available for issuance under the 2005 Plan. Therefore, unless the Restated Plan is approved the Company will not be able to continue making equity compensation grants to our employees and consultants. Equity compensation is a key component of our compensation program (see discussion regarding long term incentives under the "Compensation Discussion and Analysis" section of this Proxy). While the Company could increase cash compensation if unable to grant equity incentives, it anticipates that it will have difficulty attracting, retaining and motivating employees and consultants if unable to make equity grants. Equity-based grants are a more effective compensation vehicle than strictly cash, because they better align the financial interests of employees and share owners, and encourage actions that maximize long-term share owner value.

        The Company believes that the Restated Plan is in the best interests of share owners. It has previously managed long-term share owners dilution by limiting the number of equity awards granted. The Compensation Committee carefully monitors total dilution and equity expense to ensure that share owners value is managed by granting only the appropriate number of equity awards necessary to attract, reward and retain employees. Aggregate grants of equity awards, which included shares of restricted stock, stock options and performance shares, constituted 0.50%, 0.34% and 1.22% of our outstanding shares in 2008, 2007 and 2006, respectively.

        If the Restated Plan is not approved, its provisions will not become effective. In that case, the 2005 Plan as in existence prior to its amendment and restatement will continue in effect.

Description of Proposed Restated Plan

        The following summary of the terms of the Restated Plan is qualified in its entirety by reference to the text of the 2005 Plan and the various award agreements used thereunder, forms of which have been filed as exhibits to the Company's Annual Report Form 10-K for the year ending December 31, 2005. The proposed Restated Plan is attached as Appendix B to this proxy statement.

        The Restated Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights (SARs), performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and cash performance bonus awards to eligible individuals (collectively "Awards").

Administration

        The Restated Plan will be administered by the Compensation Committee of the Board. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants who are "covered employees" within the meaning of Section 162(m). The Compensation Committee will include at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Exchange Act, and an "outside director" pursuant to Section 162(m).

        The Compensation Committee will have the exclusive authority to administer the Restated Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture provisions applicable to any performance-based awards.

Eligibility

        Persons eligible to participate in the Restated Plan include employees and consultants of the Company and its subsidiaries, as determined by the Compensation Committee. The Company and its subsidiaries currently have approximately 23,000 employees. At this time, the Company does not anticipate granting awards under the 2005 Plan to consultants. Directors are not eligible for Awards under the Restated Plan.

Limitation on Awards and Shares Available

        The aggregate number of shares of Common Stock subject to awards under the 2005 Plan is currently 7,000,000. That number may be adjusted for changes in the Company's capitalization and certain corporate transactions, as described below under the heading "Changes in Corporate Structure and Change in Control"

        As of February 24, 2009, awards covering an aggregate of 3,512,668 shares were completed or outstanding under the 2005 Plan, and 2,572,574 shares (plus any shares that might in the future be returned to the 2005 Plan as a result of cancellations, forfeitures, repurchases or expiration of awards) remained available for future grants. As noted above, the Restated Plan would increase the number of shares authorized for issuance under the 2005 Plan by 10,000,000 shares for a total of 17,000,000 shares.

        The payment of dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the Restated Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the Restated Plan. Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation will not be added back to the total number of shares available for grants under the Restated Plan.

        Each Award, other than an option, SAR or other Award for which the Participant pays the intrinsic value, such as restricted stock and performance shares shall count as 1.75 shares. In addition, each share subject to a SAR which is exercised shall be counted as one share issued under the Restated Plan for purposes of counting the number of shares available for grant under the Restated Plan.

        The maximum number of shares of Common Stock that may be subject to one or more awards to a participant pursuant to the Restated Plan during any calendar year is 700,000 shares and the maximum dollar value of any Award intended to be exempt from Section 162(m) as performance based which is payable in cash may not exceed $5,000,000. As of February 24, 2009, the closing price of the Common Stock on the NYSE was $14.93 per share.

Awards

        The Restated Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, SARs, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Restated Plan. See the Summary Compensation Table and Grants of Plan-Based Awards in 2008, for information on prior awards to named executive officers.

        Options.    Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Restated Plan. The option exercise price of all stock options granted pursuant to the Restated Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event more than ten years after their date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

        Restricted Stock.    Restricted stock may be granted pursuant to the Restated Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Compensation Committee (which may be zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

        Stock Appreciation Rights/SARs.    Stock appreciation rights or SARs may be granted pursuant to the Restated Plan, either alone or in tandem with other awards. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be paid in cash or stock. SARs may be exercised as determined by the Committee, but in no event more than 10 years after their date of grant.

        Restricted Stock Units.    Restricted stock units represent the right to receive shares of Common Stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit award we shall deliver to the holder of the restricted stock unit unrestricted shares of Common Stock which will be freely transferable. The Compensation Committee will specify the purchase price, if any, to be paid by the grantee for the Common Stock.

        Dividend Equivalents.    Dividend equivalents represent the value of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award, option or SAR) held by the participant. Dividend Equivalents will not be granted on options or stock appreciation rights. In addition, no dividend equivalent will be paid unless and until the Award on which the dividend equivalent is granted vests.

        Performance Share Awards.    Performance share awards are denominated in shares of Common Stock and are linked to satisfaction of performance criteria established by the Compensation Committee. If the Compensation Committee determines that the Award is intended to meet the requirements of "qualified performance based compensation" and therefore be deductible under Section 162(m), then the performance criteria on which the Award will be based shall be with reference to any one or more of the performance criteria specified under "Performance Based Awards" below.

        Performance Share Units.    Performance share units are denominated in units equivalent to shares of Common Stock or units of value, including dollar value of shares of Common Stock, and are linked to satisfaction of performance criteria established by the Compensation Committee on a specified date or dates over any period or periods. If the Compensation Committee determines that the Award is intended to meet the requirements of "qualified performance based compensation" and therefore be deductible under Section 162(m), then the performance criteria on which the Award will be based shall be with reference to any one or more of the performance criteria specified under "Performance Based Awards" below.

        Stock Payments.    Payments to participants of bonuses or other compensation may be made under the Plan in the form of Common Stock. The number of shares will be determined by the Compensation Committee, and may be based upon performance criteria.

        Performance Bonus Award.    Performance bonus awards are payable in cash and are linked to satisfaction of performance criteria; provided, that no Performance bonus award which is intended to be exempt from the limits of Section 162(m) may be payable in excess of $5,000,000 for any calendar year.

        Other Stock Awards.    The Restated Plan allows for various other awards which are based on the Common Stock, with such terms generally as the Compensation Committee may determine in its discretion.

Payment for Awards

        Upon the exercise of a stock option or with respect to other Awards which the Compensation Committee requires a purchase price, the purchase price must be paid in full in either cash or its equivalent or by tendering previously acquired shares of Common Stock with a fair market value at the time of exercise equal to the purchase price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate purchase price of the exercised portion of the Award or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the Award , and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the purchase price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant will be permitted to pay for an Award under the Plan with a loan or other extension of credit from the Company.

Performance Based Awards

        The Restated Plan has been designed to permit the Compensation Committee to grant equity and cash awards that will qualify as "performance-based compensation" within the meaning of Section 162(m). The Compensation Committee may grant "performance-based compensation" awards to employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) ("Covered Employees"), to preserve the deductibility of these awards for federal income tax purposes (see additional discussion of deductibility requirements under "Federal Income Tax Consequences" below). "Performance-based compensation" awards vest or become exercisable upon the attainment of specific performance targets that are pre-established by the Compensation Committee and are related to one or more of the performance goals (described below) set forth in the Restated Plan. Participants are only entitled to receive payment for a "performance-based compensation" award for any given performance period to the extent that such pre-established performance goals for the period are satisfied.

        The pre-established performance goals must be based on one or more of the following performance criteria:

  •
  earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

  •
  net income;

  •
  operating income;

  •
  earnings per share of stock;

  •
  book value per share of stock;

  •
  return on equity;

  •
  expense management;

  •
  return on investment before or after the cost of capital;

  •
  improvements in capital structure;

  •
  profitability of an identifiable business unit or product;

  •
  maintenance or improvement of profit margins;

  •
  stock price;

  •
  market share;

  •
  revenues or sales;

  •
  costs;

  •
  cash flow;

  •
  working capital;

  •
  return on assets;

  •
  cost reduction goals;

  •
  return on sales;

  •
  gross margin;

  •
  debt reduction;

  •
  new product launches;

  •
  completion of joint ventures, divestitures, acquisitions or other corporate transactions;

  •
  new business or expansion of customers or clients; or

  •
  productivity improvement.

        The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee shall determine.

        The Compensation Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following:

  •
  items related to a change in accounting principle,

  •
  items relating to financing activities,

  •
  expenses for restructuring or productivity initiatives,

  •
  other non-operating items,

  •
  items related to acquisitions,

  •
  items attributable to the business operations of any entity acquired by us during the performance period,

  •
  items related to the disposal of a business or segment of a business,

  •
  items related to discontinued operations that do not qualify as a segment of a business under applicable accounting principles,

  •
  items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period,

  •
  any other items of significant income or expense which are determined to be appropriate adjustments,

  •
  items relating to unusual or extraordinary corporate transactions, events or developments,

  •
  items related to amortization of acquired intangible assets,

  •
  items that are outside the scope of our core, on-going business activities, or

  •
  items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

        In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the Award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Changes in Capital Structure and Change in Control

        In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the Common Stock or the share price of the Common Stock in a manner that causes dilution or enlargement of benefits or potential benefits under the Restated Plan, the Compensation Committee shall make proportionate and equitable adjustments, in its discretion, to: (i) the aggregate number and types of shares of stock that may be issued under the Restated Plan; (ii) the terms and conditions of any outstanding awards (including any applicable performance targets); and/or (iii) the grant or exercise price for any outstanding Awards.

        In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, the Compensation Committee, may, in its discretion, subject to the terms of the Restated Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Restated Plan or with respect to any Award: (i) provide for either the payment and termination of the Award or the replacement of the Award; (ii) provide that the Awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the Awards; and/or (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

        In the event of a "change in control" (as defined in the Restated Plan), the Compensation Committee, may, in its discretion and subject to applicable law, with respect to any or all outstanding Awards: (i) cause such Awards to vest and become exercisable; (ii) cause forfeiture conditions applicable to such Awards to lapse; (iii) permit the exercise of such Awards during a specified period of time; and/or (iv) cause such Awards to terminate at a specified time. Awards that remain outstanding following a merger or consolidation in which the Company is the surviving corporation shall, after the consummation of such merger or consolidation, apply to the securities that a holder of the number of shares of Common Stock subject to each such Award would have received in such merger or consolidation.

Amendment and Termination

        The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the Restated Plan at any time; provided, however, that share owner approval will be obtained for any amendment:

  •
  to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule,

  •
  to increase the number of shares available under the Restated Plan,

  •
  to permit the Compensation Committee to grant options or SARs with a price below fair market value on the date of grant,

  •
  to reprice an outstanding option or SAR,

  •
  to cancel or surrender an option or SAR in exchange for an option or SAR having a lower per share exercise price,

  •
  to exchange an option or SAR for cash or another Award if the price per share of such option or SAR exceeds the fair market value of our common stock,

  •
  to extend the exercise period for an option or SAR beyond ten years from the date of grant.

        In no event may an award be granted pursuant to the Restated Plan on or after April 23, 2019, the tenth anniversary of the date share owner approve the Restated Plan.

Federal Income Tax Consequences

        With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the IRC for incentive stock options and the tax consequences described for nonqualified stock options will apply.

        The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.

        Certain Awards under the Plan, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of IRC Section 409A. If the terms of such Awards do not meet the requirements of IRC Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

New Plan Benefits

        The number of Awards that an employee or consultant may receive under the Restated Plan is in the discretion of the Compensation Committee. However, for sake of illustration, the following table represents the number of options, restricted stock and performance shares granted in 2008 to the following individuals and groups under the 2005 Plan:

Name and Position	Compensation Value	Number of Options	Number of Restricted Shares	Number of Performance Shares
Albert P. L. Strouken Chairman, Chief Executive Officer and President	$4,000,000	97,561	15,094	37,736
Edward C. White Senior Vice President, Chief Financial Officer	450,000	10,976	1,698	4,245
James W. Baehren Senior Vice President, Strategic Planning and General Counsel	450,000	10,976	1,698	4,245
L. Richard Crawford President, Global Glass Operations	500,000	12,195	1,887	4,717
Gregory W.J. Ridder President, Asia Pacific	275,000	6,707	1,038	2,594
Executive Officer Group	5,400,000	131,708	20,377	50,943
Non-Executive Officer Director Group(1)	—	—	—	—
Non-Executive Officer Employee Group	10,259,400	281,081	19,782	108,756

(1)
Directors are not eligible to participate in the 2005 Plan

Equity Compensation Plans

        The following table provides certain information as of December 31, 2008 about Common Stock that may be issued under our existing equity compensation plans:

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,212,865	$23.56	2,950,540
Equity compensation plans not approved by security holders	—	—	—

Total	3,212,865	$23.56	2,950,540

(1)
Excludes securities to be issued upon the exercise of outstanding options, warrants and rights included in column (a)

Vote Required

        Under New York Stock Exchange ("NYSE") rules, approval of the Restated Plan requires the affirmative vote of the holders of a majority of the shares cast on such proposal, in person or by proxy, provided the total votes cast on the proposal represents more than 50% of the outstanding shares entitled to vote on the proposal, which is referred to as the "Outstanding Shares". Votes "For" and "Against" and abstentions are counted as votes cast, while broker non-votes do not count as votes cast but count as Outstanding Shares. Thus, the total sum of votes "For" plus votes "Against" plus abstentions, which is referred to as the "NYSE Votes Cast", must be greater than 50% of the total Outstanding Shares. Further, the number of votes "For" the proposal must be greater than 50% of the NYSE Votes Cast. Thus, abstentions have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Thus, broker non-votes could impair our ability to satisfy the requirement that the NYSE Votes Cast represent over 50% of the Outstanding Shares.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2005 INCENTIVE AWARD PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of February 15, 2009 (except as otherwise noted in the footnotes below) by each beneficial owner of more than five percent of the outstanding Common Stock known to the Company, each of the Company's directors, named executive officers and all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage
Janus Capital Management LLC(2) 151 Detroit Street Denver, Colorado 80206	19,192,615		11.5
Wellington Management Company, LLP(3) 75 State Street Boston, Massachusetts 02109	10,799,580		6.5
Barclays Global Investors NA(4) 400 Howard Street San Francisco, California 94105	9,071,191		5.4
James W. Baehren(1)	141,060	(5)(6)	—	*
Gary F. Colter	12,398	(6)	—	*
L. Richard Crawford(1)	138,591	(5)(6)	—	*
Peter S. Hellman	3,104	(6)	—	*
David H. Y. Ho	0		—	*
Anastasia D. Kelly(1)	22,398	(6)	—	*
John J. McMackin, Jr.(1)	30,397	(6)	—	*
Corbin A. McNeill, Jr.	8,952	(6)	—	*
Gregory W. J. Ridder(1)	64,350	(7)	—	*
Hugh H. Roberts	2,986	(6)	—	*
Albert P. L. Stroucken(1)	724,211	(6)	—	*
Helge H. Wehmeier	19,502	(6)	—	*
Edward C. White(1)	107,759	(5)(6)	—	*
Dennis K. Williams	5,945	(6)	—	*
Thomas L. Young(1)	16,816	(6)	—	*
All directors and executive officers as a group (15 persons)(1)	1,298,469	(5)(6)	—	*

*
Indicates less that one percent (1%) ownership.

(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date if such person has the right to acquire such shares within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information includes: all currently exercisable options granted to Ms. Kelly and Messrs. Baehren, Crawford, McMackin, Ridder, Stroucken, White and Young, and all directors and officers as a group. The number of shares beneficially owned includes the following shares subject to granted options:

Director/Officer	Options
James W. Baehren	57,526
L. Richard Crawford	57,910
Anastasia D. Kelly	10,000
John J. McMackin, Jr	10,000
Gregory W. J. Ridder	40,986
Albert P. L. Stroucken	512,211
Edward C. White	21,852
Thomas L. Young	5,000
All directors and executive officers as a group	715,485
(2)
The Schedule 13G dated February 17, 2009 received by the Company from Janus Capital Management LLC ("Janus"), indicated that Janus is the beneficial owner of 19,192,615 shares of the Common Stock, with sole power to vote or to direct the vote on 18,244,828 shares, shared power to vote or direct the vote on 947,787 shares, the sole power to dispose or to direct the disposition of 18,244,828 shares and the shared power to dispose or to direct the disposition of 947,787 shares. Janus Contrarian Fund, an investment company registered under the Investment Company Act of 1940 and one of the managed portfolios to which Janus provides investment advice, is the beneficial owner of 8,530,975 shares of the Common Stock, with sole power to vote or to direct the vote on 8,530,975 shares, and the sole power to dispose or to direct the disposition of 8,530,975 shares.

(3)
The Schedule 13G dated February 17, 2009 received by the Company from Wellington Management Company, LLP ("Wellington Management") indicated that Wellington Management, in its capacity as investment advisor, is the beneficial owner of 10,799,580 shares of the Common Stock, with shared power to vote or to direct the vote on 4,414,750 shares and the shared power to dispose or to direct the disposition of 10,775,080. The shares are held of record by clients of Wellington Management.

(4)
The Schedule 13G dated February 6, 2009 received by the Company from Barclays Global Investors, NA ("Barclays"), indicated that Barclays is the beneficial owner of 5,535,391 shares of Common Stock, with the sole power to vote or direct the vote on 4,582,781 shares and the sole power to dispose or to direct the disposition of 5,535,391 shares, Barclays Global Fund Advisors is the beneficial owner of 2,018,371 shares of Common Stock, with the sole power to vote or direct the vote on 2,007,918 shares and the sole power to dispose or to direct the disposition of 2,018,371 shares, Barclays Global Investors, LTD is the beneficial owner of 931,784 shares of Common Stock, with the sole power to vote or direct the vote on 785,216 shares and the sole power to dispose or to direct the disposition of 931,784 shares, Barclays Global Investors Japan Limited is the beneficial owner of 449,968 shares of Common Stock, with the sole power to vote or direct the vote on 449,968 shares and the sole power to dispose or to direct the disposition of 449,968 shares, Barclays Global Investors Canada Limited is the beneficial owner of 127,030 shares of Common Stock, with the sole power to vote or direct the vote on 127,030 shares and the sole power to dispose or to direct the disposition of 127,030 shares, and Barclays Global Investors Australia Limited is the beneficial owner of 8,647 shares of Common Stock, with the sole power to vote or direct the vote on 8,647 shares and the sole power to dispose or to direct the disposition of 8,647 shares.

(5)
The table includes the number of shares of Common Stock that Messrs. Baehren, Crawford and White, and all directors and executive officers as a group held in the Stock Purchase and Savings Program as of February 15, 2009. No shares are held in such program for Messrs. Ridder and Stroucken.

(6)
The number of shares shown as beneficially owned includes the following number of shares of unvested restricted stock over which the following persons or group had voting, but not investment, power as of February 15, 2009:

Officer	Shares
James W. Baehren	46,873
Gary F. Colter	5,945
L. Richard Crawford	43,745
Peter S. Hellman	3,104
Anastasia D. Kelly	5,945
John J. McMackin, Jr	5,945
Corbin A. McNeill, Jr	5,945
Hugh H. Roberts	1,586
Albert P. L. Stroucken	71,562
Helge H. Wehmeier	5,945
Edward C. White	34,216
Dennis K. Williams	5,945
Thomas L. Young	5,861
All directors and executive officers as a group	242,617
(7)
Excludes 15,747 unvested phantom shares over which Mr. Ridder has no voting or investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission with a copy to the New York Stock Exchange. These reporting persons are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no reports were required, all of these reporting persons made all required filings on time during 2008, with the exception of the delinquent reporting by Mr. Young of the receipt from the Company on March 7, 2008 of 10,500 shares of Common Stock payable under certain restricted stock units granted for the 2005-2007 grant period and the sale of those shares on March 7, 2008 (the transactions were reported on a Form 4 filed on April 25, 2008).

2010 ANNUAL MEETING OF SHARE OWNERS

        A share owner desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2010 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. Any such proposal must be received by the Company no later than November 25, 2009. The Company requests that all such proposals be addressed to the Corporate Secretary, Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999, and be mailed by certified mail, return receipt requested.

        Share owners who submit to the Company evidence of their Common Stock ownership may recommend candidates for the Board. Recommendations of candidates for the Board submitted by share owners for consideration for the 2010 Annual Meeting will be considered by the Nominating/Corporate Governance Committee if the Company receives written notice of such recommendations no later than November 25, 2009. The Company requests that all such notices be addressed to the Corporate Secretary, Owens-Illinois, Inc., One Michael Owens Way, Perrysburg, Ohio 43551-2999. The notice must include certain information about that person being recommended, including (i) age, (ii) business and residence addresses, (iii) principal occupation, (iv) a description of any arrangements or understandings between the share owner and such nominee pursuant to which the nomination is to be made by the share owner and (v) such other information as would be required to be included in a proxy statement soliciting proxies to elect that person as a director. The notice must also contain the consent of the nominee to serve as a director if so elected.

        Share owners wishing to submit proposals or director nominations that are not to be included in such proxy statement must give timely notice thereof in writing to the Corporate Secretary. To be timely, a share owner's proposal or nomination must be received by the Company no later than February 8, 2010, and must otherwise satisfy the requirements of the Company's Bylaws as then in effect. If the date of the 2010 Annual Meeting changes by more than thirty (30) days from the date of the 2009 Annual Meeting, a share owner's proposal or nomination must be received by the Company no later than ten (10) calendar days following the first public announcement of the revised date of the 2010 Annual Meeting.

PROXY SOLICITATION

        The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board's recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

        In addition, we have retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of our Common Stock. For those services, we will pay MacKenzie Partners, Inc. a fee of $                        plus expenses.

        The Company has mailed this Proxy Statement and a copy of its 2008 Annual Report to each share owner entitled to vote at the Annual Meeting. Included in the 2008 Annual Report are the Company's consolidated financial statements for the year ended December 31, 2008.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2008, including the financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Owens-Illinois, Inc., Investor Relations, One Michael Owens Way, Perrysburg, Ohio 43551-2999. The Form 10-K is also available without charge on the Company's website at www.o-i.com.

Perrysburg, Ohio

March     , 2009

 Appendix A

SECOND RESTATED CERTIFICATE OF INCORPORATION OF
OWENS-ILLINOIS, INC.

        The undersigned, being a Senior Vice President of Owens-Illinois, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

        1.    The name of the Corporation is Owens-Illinois, Inc. The Corporation was originally incorporated under the name SCI 5A, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was November 27, 1985.

        2.    This Restated Certificate of Incorporation and the amendments set forth herein have been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

        3.    The text of the Certificate of Incorporation of the Corporation, as amended or supplemented, is hereby amended and restated, in full, to read as follows:

ARTICLE I
Name Of The Corporation

        The name of the Corporation is: Owens-Illinois, Inc.

ARTICLE II
Registered Agent And Registered Office

        The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
Purpose Of The Corporation

        The nature of the business or purposes to be conducted or promoted is:

        To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "General Corporation Law").

ARTICLE IV
Authorized Capital Stock

        The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is three hundred million (300,000,000), consisting of two hundred and fifty million (250,000,000) shares of common stock, par value $.01 per share (hereinafter called the "Common Stock"), and fifty million (50,000,000) shares of preferred stock, par value $.01 per share (hereinafter called the "Preferred Stock").

        The following is a description of each of the classes of stock of the Corporation and a statement of the powers, preferences and rights of such stock, and the qualifications, limitations and restrictions thereof:

          A.    Authority of the Board of Directors.    The Preferred Stock may be issued, from time to time, in one or more series, and each series shall be known and designated by such designations as may be stated and expressed in a resolution or resolutions adopted by the Board of Directors of the Corporation and as shall have been set forth in a certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issue of Preferred Stock of such series together with such additional number of shares as the Board of Directors by resolution or resolutions may from time to time determine to issue as a part of such series. All shares of any one series of such Preferred Stock shall be alike in every particular except that shares issued at different times may accumulate dividends from different dates. The Board of Directors shall have power and authority to state and determine in the resolution or resolutions providing for the issue of each series of Preferred Stock the number of shares of each such series authorized to be issued, the voting powers (if any) and the designations, preferences and relative, participating, optional or other rights appertaining to each such series, and the qualifications, limitations or restrictions thereof (including, but not by way of limitation, full power and authority to determine as to the Preferred Stock of each such series, the rate or rates of dividends payable thereon, the times of payment of such dividends, the prices and manner upon which the same may be redeemed, the amount or amounts payable thereon in the event of liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation, the rights (if any) to convert the same into, and/or to purchase, stock of any other class or series, the terms of any sinking fund or redemption or purchase account (if any) to be provided for shares of such series of the Preferred Stock, and the voting powers (if any) of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock). The Board of Directors may from time to time decrease the number of shares of any series of Preferred Stock (but not below the number thereof then outstanding) by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof and may assign such unissued shares to an existing or newly created series. The foregoing provisions of this paragraph A with respect to the creation or issuance of series of Preferred Stock shall be subject to any additional conditions with respect thereto which may be contained in any resolutions then in effect which shall have theretofore been adopted in accordance with the foregoing provisions of this paragraph A with respect to any then outstanding series of Preferred Stock.

          B.    Voting Rights.

            1.    Common.    Except as may otherwise be required by law, and subject to the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article IV granting the holders of one or more series of Preferred Stock exclusive voting powers with respect to any matter, each holder of Common Stock shall have one vote in respect of each share of Common Stock held on all matters voted upon by the stockholders.

            2.    Preferred.    The Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings except as required by law or expressly provided in the resolution establishing any series thereof.

          C.    Terms of Common Stock.    The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock.

        After the provisions with respect to preferential dividends on any series of Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article IV), if any, shall have been satisfied and after the Corporation shall have complied with all the requirements, if any, with respect to redemption of, or the setting aside of sums as sinking funds or redemption or purchase accounts with respect to, any series of Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article IV), and subject further to any other conditions that may be fixed in accordance with the provisions of Paragraph A of this Article IV, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

        In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any (fixed in accordance with the provisions of Paragraph A of this Article IV), to be distributed to the holders of Preferred Stock by reason thereof, the holders of Common Stock shall, subject to the additional rights, if any (fixed in accordance with the provisions of Paragraph A of this Article IV), of the holders of any outstanding shares of Preferred Stock, be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

        The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the combined voting power of the then-outstanding shares of capital stock of the Corporation that pursuant to the Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, voting together as a single class.

ARTICLE V
Corporate Existence

        The Corporation is to have perpetual existence.

ARTICLE VI
Amendment Of The By-Laws

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

ARTICLE VII
Director Liability; Indemnification

        A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of the directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the amended General Corporation Law. In addition to the limitation on personal liability of directors provided herein, the Corporation shall, to the fullest extent permitted by the General Corporation Law: (x) indemnify its officers and directors and (y) advance expenses incurred by such officers or directors in relation to any action, suit or proceeding. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability or right to indemnification or advancement of expenses hereunder existing at the time of such repeal or modification.

ARTICLE VIII
Meetings Of Stockholders

          A.    Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

          B.    Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

ARTICLE IX
Further Amendments

        Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal, or rescind any provision contained herein, in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

 ARTICLE X
Classified Board

          A.    Except as may otherwise be provided pursuant to Article IV hereof with respect to any rights of holders of Preferred Stock to elect additional directors, the number of directors of the Corporation shall be not less than one (1) nor more than twelve (12), with the then-authorized number of directors being fixed from time to time by or pursuant to a resolution passed by the Board of Directors of the Corporation.

          B.    The directors of the Corporation (other than any directors who may be elected by holders of Preferred Stock as provided for pursuant to Article IV hereof) shall be and are divided into three classes: Class I, Class II and Class III, The number of directors in each class shall be as nearly equal as the then-authorized number of directors constituting the Board of Directors permits. Each director shall serve for a term ending on the date of the third annual meeting of stockholders (an "Annual Meeting") following the Annual Meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the Annual Meeting held in 1992, each initial director in Class II shall serve for a term ending on the date of the Annual Meeting held in 1993, and each initial director in Class III shall serve for a term ending on the date of the Annual Meeting held in 1994. Any director who may be elected by holders of Preferred Stock as provided for pursuant to Article IV hereof shall serve for a term ending on the date of the next Annual Meeting following the Annual Meeting at which such director was elected.

          C.    In the event of any increase or decrease in the authorized number of directors:

            1.     Each director then serving shall nevertheless continue as a director of the class of which he is a member until the expiration of his term or his prior death, retirement, resignation or removal; and

            2.     Except to the extent that an increase or decrease in the authorized number of directors occurs in connection with the rights of holders of Preferred Stock to elect additional directors, the newly created or eliminated directorships resulting from any increase or decrease shall be apportioned by the Board of Directors among the three classes so as to keep the number of directors in each class as nearly equal as possible.

          D.    Notwithstanding the provisions of Paragraphs B and C of this Article X, each director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal. Except as may otherwise be provided pursuant to Article IV hereof with respect to any rights of holders of Preferred Stock, a director may be removed without cause either by (i) a majority vote of the directors then in office (including for purposes of calculating the number of directors then in office the director subject to such removal vote), or (ii) the affirmative vote of the stockholders holding at least 80% of the capital stock entitled to vote for the election of directors.

          E.    Except as may otherwise be provided pursuant to Article IV hereof with respect to any rights of holders of Preferred Stock to elect additional directors, should a vacancy in the Board of Directors occur or be created (whether arising through death, retirement, resignation or removal or through an increase in the number of authorized directors), such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. A director so elected to fill a vacancy shall serve for the remainder of the term of the class to which he was elected.

          F.    During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total and authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

ARTICLE XI
Certain Limitations On Powers Of Stockholders

          A.    Action shall be taken by the stockholders only at annual or special meetings of stockholders and stockholders may not act by written consent.

          B.    Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members of the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the By-Laws of the Corporation, include the power to call such meetings. Special meetings of stockholders of the Corporation may not be called by any other person or persons.

ARTICLE XII
Vote Required To Amend Articles

        The provisions set forth in this Article XII and in Article X (provisions as to number, classes and removal of directors), and Article XI (provisions regarding certain limitations on powers of stockholders) may not be repealed or amended in any respect, and no provision imposing cumulative voting in the election of directors may be added, unless such action is approved by the affirmative vote of the holders of not less than 80% of all of the outstanding shares of capital stock of the Corporation or another corporation entitled to vote generally in the election of directors.

ARTICLE XIII
Executive Committee

        The Board of Directors, pursuant to the By-Laws of the Corporation or by resolution passed by a majority of the then-authorized number of directors, may designate any of their number to constitute an Executive Committee, which Executive Committee, to the fullest extent permitted by law and provided for in said resolution or in the By-Laws of the Corporation, shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers that may require it.

Appendix B

AMENDED AND RESTATED
OWENS-ILLINOIS, INC.
2005 INCENTIVE AWARD PLAN

ARTICLE 1.
PURPOSE

        The purpose of the Owens-Illinois, Inc. 2005 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of, as well as aid Owens-Illinois, Inc. (the "Company") by linking the personal interests of current and future Employees and Consultants to those of Company stockholders. The Plan is intended to incentivise these individuals to continue providing the Company with outstanding performance, to generate superior returns to Company stockholders, and to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.
DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standard or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

        2.2   "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.3   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through any electronic medium.

        2.4   "Board" means the Board of Directors of the Company.

        2.5   "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

            (i)    Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

            (ii)   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.6   "Code" means the Internal Revenue Code of 1986, as amended.

        2.7   "Committee" means the committee of the Board described in Article 12.

        2.8   "Consultant" means any consultant or adviser if:

          (a)   The consultant or adviser renders bona fide services to the Company;

          (b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c)   The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        2.9   "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.10 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

        2.11 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.12 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.13 "Effective Date" shall have the meaning set forth in Section 13.1.

        2.14 "Eligible Individual" means any person who is an Employee or a Consultant, as determined by the Committee.

        2.15 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.17 "Fair Market Value" shall mean, as of any given date, the value of a share of Stock determined as follows:

          (a)   If the Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Stock on the date in question, the closing sales price for a share of Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (b)   If the Common Stock is not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the closing representative bid and asked prices for such date or, if there are no bid and asked prices for a share of Stock on such date, the closing bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

          (c)   If the Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee in good faith.

        2.18 "Full Value Award" means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

        2.19 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.20 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

        2.21 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.22 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.23 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

        2.24 "Participant" means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.25 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.26 "Performance Bonus Award" has the meaning set forth in Section 8.8.

        2.27 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an Award for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share of Stock; (v) book value per share of Stock; (vi) return on equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) Stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) cost reduction goals; (xx) return on sales; (xxi) gross margin; (xxii) debt reduction; (xxiii) new product launches; (xxiv) completion of joint ventures, divestitures, acquisitions or other corporate transactions; (xxv) new business or expansion of customers or clients; or (xxvi) productivity improvement. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

        2.28 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards, to the extent applicable. The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to be Qualified Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        2.29 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.30 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.31 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.32 "Plan" means this Amended and Restated Owens-Illinois, Inc. 2005 Incentive Award Plan, as it may be amended from time to time.

        2.33 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.34 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.35 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

        2.36 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.37 "Stock" means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.38 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.39 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

        2.40 "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        2.41 "Successor Entity" shall have the meaning set forth in Section 2.4(c)(i).

 ARTICLE 3.
SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 16,000,000 shares, provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.75 shares for each share of Stock delivered in settlement of any Full Value Award.

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award (other than an Option) shall be counted against the number of shares available under Section 3.1(a). To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. For purposes of determining the number of shares available under Section 3.1(a), shares of Common Stock subject to Stock Appreciation Rights shall be counted as one share for each Stock Appreciation Right awarded.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year (measured from the date of any grant) shall be 700,000 and the maximum aggregate dollar value of any Award designated to be paid solely in cash to any Covered Employee during any calendar year which is intended to be a Performance Based Award shall not exceed $5,000,000.

ARTICLE 4.
ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5.
STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

          (a)    Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

          (b)    Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years and one day. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

        5.2    Incentive Stock Options.    The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 13.2 and this Section 5.2.

          (a)    Eligibility.    Incentive Stock Options may be granted only to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder).

          (b)    Exercise Price.    The exercise price per share of Stock shall be set by the Committee; provided that subject to Section 5.2(d) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

          (c)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (d)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (e)    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (f)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        5.3    Substitution of Stock Appreciation Rights.    The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE 6.
RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

        6.2    Issuance and Restrictions.    Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

ARTICLE 7.
STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.

          (a)   The Committee is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan; provided, however, that the term of any Stock Appreciation Right shall not be more than ten (10) years from the date of grant.

          (b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the

  Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

        7.2    Form of Payment.    Payment of the amounts determined under Section 7.1(b) shall be in cash, shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Committee.

ARTICLE 8.
OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. No Dividend Equivalent will be paid to a Participant unless and until the Award to which such Dividend Equivalent relates vests.

          (b)   Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

        8.7    Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        8.8    Performance Bonus Awards.    Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

        8.9    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

        8.10    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.11    Exercise Upon Termination of Employment or Service.    An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee or Consultant, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

        8.12    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

ARTICLE 9.
PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such

Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

        9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.
PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        10.4    Beneficiaries.    Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5    Stock Certificates; Book Entry Procedures.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

          (b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.6    Full Value Award Vesting Limitations.    Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

        10.7    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

        10.8    Payment.    The Committee shall determine the methods by which Participants may make payment with respect to any Awards granted under the Plan, which shall include, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant shall be permitted to make payment on any Award granted under the Plan with a loan or other extension of credit from the Company.

ARTICLE 11.
CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee shall make such proportionate and equitable adjustments, if any, as the Committee in its discretion deems appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any

  Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

            (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested;

            (ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

            (v)   To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2    Impact of a Change in Control.    Subject to any applicable requirements of Section 409A of the Code, upon or in anticipation of, a Change in Control, the Committee, in its sole and absolute discretion, may (a) cause any and all Awards outstanding hereunder to become fully exercisable, (b) cause all forfeiture conditions to lapse and to terminate at a specific time in the future, including but not limited to the date of such Change in Control, (c) give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine, and/or (d) cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control. In the event that the terms of any agreement between the Company or any Company Subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

        11.3    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

        11.4    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its sole and absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights hereunder.

        11.5    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.
ADMINISTRATION

        12.1    Committee.    The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule, an "outside director" for purposes of Section 162(m) of the Code and an "independent director" under the rules of the New York Stock Exchange (or other principal securities market on which shares of Common Stock are traded); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.5.

        12.2    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan

        12.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to noncompetition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        12.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        12.5    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

 ARTICLE 13.
EFFECTIVE AND EXPIRATION DATE

        13.1    Effective Date.    The Plan was originally adopted effective on May 11, 2005, the date it was originally approved by the Company's stockholders. This Amended and Restated Plan will be effective on the date it is approved by the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at the 2009 annual meeting if such meeting is duly held in accordance with the applicable provisions of the Company's Bylaws (the "Restatement Effective Date").

        13.2    Expiration Date.    The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after the tenth anniversary of the Restatement Effective Date. Any Awards that are outstanding on the tenth anniversary of the Restatement Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.
AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification And Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) except as permitted under Article 11, stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options or SARs with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option or Stock Appreciation Right beyond ten years from the date of grant, (iv) reduce the exercise price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, (v) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right's price per share exceeds the Fair Market Value of a share of Common Stock, or (vi) results in a material increase in benefits or a change in eligibility requirements.

        14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.
GENERAL PROVISIONS

        15.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        15.2    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

        15.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

        15.14    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

Proxy-Owens-Illinois, Inc.

This Proxy is Solicited on Behalf of
the Board of Directors

The undersigned hereby appoints James W. Baehren, Edward C. White and Stephen P. Malia and each of them, or if more than one present and acting then a majority thereof, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all shares of common stock of Owen-Illinois, Inc. held of record by the undersigned on February 24, 2009, at the Annual Meeting of Share Owners to be held on April 23, 2009, or at any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned Share Owner. If no direction is made, this proxy will be voted FOR the election of the director nominees, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

PLEASE EXECUTE THIS PROXY WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR STOCK WILL BE REPRESENTED IN ALL EVENTS AND SO THAT WE MAY HAVE A QUORUM. PLEASE SIGN YOUR NAME ON THE REVERSE SIDE. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE FULL TITLE AS SUCH. JOINT OWNERS SHOULD BOTH SIGN.

(Please mark this proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope)

Annual Meeting Proxy Card

The Board of Directors recommends a vote "FOR" the election of the director nominees and "FOR" Proposals 2, 3 and 4.

A	Election of Class III Directors
1.	Nominees.
	01-Gary F. Colter	For ☐	Withhold ☐	02-David H.Y. Ho			For ☐	Withhold ☐	03-Corbin A. McNeill, Jr.	For ☐	Withhold ☐
	04-Helge H. Wehmeier	For ☐	Withhold ☐
B	Proposals
2.	Ratify the selection of Ernst & Young LLP as independent registered public accounting firm for 2009.			For ☐	Against ☐	Abstain ☐
3.	Approve the Second Restated Certificate of Incorporation increasing the maximum authorized number of directors from eleven to twelve.			For ☐	Against ☐	Abstain ☐

4.
	Approve the amendment and restatement of the Company's 2005 Incentive Award Plan which, among other things, increases the number of shares available under such plan by 9,000,000, extends the term of the plan until March 2019 and continues to allow grants under the plan to qualify as performance based for purposes of IRC Section 162(m).			For ☐	Against ☐	Abstain ☐

C	Other Issues
5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

D	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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